UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-6324

Exact name of registrant as specified in charter:
Delaware Group Global & International Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2006

Item 1.  Reports to Stockholders




Annual Report                                  Delaware
                                               International Value
                                               Equity Fund

                                               Delaware
                                               Emerging Markets Fund

                                               Delaware
                                               Global Value Fund

                                               November 30, 2006














                                               International equity mutual funds






[DELAWARE INVESTMENTS LOGO]                    [LOGO] POWERED BY RESEARCH(R)

Table of contents


     > Portfolio management review ...........................................1

     > Performance summaries ................................................12

     > Disclosure of Fund expenses ..........................................18

     > Country and sector allocations .......................................20

     > Statements of net assets .............................................22

     > Statements of assets and liabilities .................................30

     > Statements of operations .............................................31

     > Statements of changes in net assets ..................................32

     > Financial highlights .................................................33

     > Notes to financial statements ........................................46

     > Report of independent registered public accounting firm ..............53

     > Board of trustees/directors and officers addendum ....................54

     > About the organization ...............................................56












    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2007 Delaware Distributors, L.P.

Portfolio management review


Delaware International Value Equity Fund

November 30, 2006


The managers of Delaware International Value Equity Fund provided the answers to the questions below as a review of the Fund's activities for the fiscal year that ended November 30, 2006. Please see pages 2 and 3 to learn more about the portfolio managers.

Q: Please describe the general economic and market environment faced by Delaware International Value Equity Fund during the period.

A: We consider the fiscal year ended November 30, 2006 a year of transition, as patterns of leadership in the global equity markets have been shifting. Now five years into the global recovery from the 2001 recession and more than three years since the bottom of the equity market downturn in 2003, steady economic expansion has continued across a variety of regions around the globe, gaining a very substantial boost from emerging markets.

The demand growth embodied in the current expansion, when combined with focused cost control among corporations, served to raise profitability to the upper end of its historic range and generally carried stock prices along with it. But with prospects for further margin expansion dimming, we believe that investors appear lately to be seriously considering companies' defensive characteristics, as they weigh the possibility that the business cycle will turn.

Q: What factors influenced performance in established foreign markets?

A: Utilities, a classically defensive sector, and materials, a cyclical one, were the two strongest sectors in the MSCI EAFE Index. Though the strength in utilities was helped by merger activity within the group, the broad shift to a more defensive market was evidenced by accelerating relative performance of consumer staple names in the latter half of the year as well. Most dramatic during the market's May downturn, this shift persisted through November.

We believe that two elements of the economic backdrop figured most prominently in triggering this development. First was the near universal pattern of interest rate increases by the world's major central banks in the first and second quarters, feeding fears that an overly restrictive credit environment might provoke recession. Second was the increasingly clear halt to the U.S. housing boom, with its potential to effectively reduce consumer spending and subsequently create earnings pain for non-U.S. companies exposed to that market.

In contrast to this gloomy scenario, though, we believe there is evidence that the slowdown in global growth may turn out to be just that - merely a slowdown. The suspension of rate hikes by the U.S. Federal Reserve following two years of steady upward moves helped provide a floor for equity market prices in June and July. This served as a platform for renewed gains through the end of November as steady (if more subdued) economic reports emerged from a range of global economies.

Additionally, the emergence of China and other developing markets as an incremental source of secular demand growth has continued.

Q: How did the Fund perform during the year ended November 30, 2006?

A: Delaware International Value Equity Fund returned +23.57% at net asset value and +16.45% at its maximum offer price (both figures are for Class A shares and reflect all distributions reinvested). For complete annualized performance for Delaware International Value Equity Fund, please see the table on page 12. By comparison, the Fund's benchmark - the MSCI EAFE Index - returned +28.72%, and its peer group, as measured by the Lipper International Multi-Cap Value Funds Average, gained 27.73% (source: Lipper).

During the year, day-to-day management of the Fund was transitioned from subadvisor Mondrian Investment Partners Ltd. to the Delaware Investments International Equity team based in Boston.

The team's investment philosophy is that adversity creates opportunity. It believes that "efficient-opportunity-capture" by a collaborative experienced team is critical to generating competitive long-term performance. The management

The views expressed are current as of the date of this report and are subject to change.


                                                               (continues)     1

Portfolio management review


Delaware International Value Equity Fund


team uses a bottom-up, contrarian investment style in seeking to identify mispriced securities, and prioritizes its research through a process aimed at creating efficient segmentation of this broad investment universe.

Q: What factors influenced performance within the Fund?

A: The Fund's underperformance versus its benchmark for the year was primarily a result of sector allocation.

Transition of the Fund's management in May was coincident with the market's shift to a more defensive nature, and had unfortunate consequences through adverse sector allocation as that market shift took place.

Through April, the negative effect of sector allocation was most apparent in the Fund's heavier weighting than the MSCI EAFE Index in the weak telecommunications services sector and a lower weight than the index in relatively strong industrial stocks. Later in the year, the negative impact of sector allocation was felt in the Fund's lower exposure to strong utilities stocks and higher exposure to the weak information technology group.

Country exposure was a moderate source of weakness, with underweight to the strong Spanish and Italian markets, as well as exposure to a weak Canadian market, outweighing the benefits of a relatively low weight in Japan and high weight in France when compared to the index.

Stock selection versus the index was positive for the year overall, and offset a portion of the weakness associated with allocation decisions. Lastly, currency exposure also had a negative effect on Fund performance relative to its benchmark. Exposure to the relatively weak currencies of Canada, Australia, and Hong Kong more than offset the benefit from below-benchmark exposure to the Japanese yen.

Q: What concluding thoughts can you leave investors with about the year?

A: We feel that success in a maturing market cycle such as this one requires particular attention to the specific drivers of company operating performance. Stocks whose performance has been leveraged by the benefits of accelerating economic growth may struggle to find new sources of outperformance. As always, we continue to seek stocks of companies whose prospects for success rely not on macroeconomic drivers but on their own inherent strengths.

Fund managers

Zoe A. Neale
Senior Vice President, Chief Investment Officer - International Equity

Ms. Neale joined Delaware Investments in June 2005 to develop the firm's International Value Equity strategies, from Arborway Capital, which she co-founded in January 2005. Previously she ran the International Value Strategies business at Thomas Weisel Asset Management (TWAM). She joined TWAM when it acquired ValueQuest/TA in 2002. Ms. Neale started at ValueQuest in 1996 and served as a senior investment professional with portfolio management and global research responsibilities for several sectors. Prior to ValueQuest, she was an assistant vice president and portfolio manager for Anchor Capital Advisors, with generalist research responsibilities. Ms. Neale earned a bachelor's degree in economics from the University of Texas, Austin, and an MBA from Northeastern University.

Edward A. "Ned" Gray, CFA
Vice President, Senior Portfolio Manager

Mr. Gray joined Delaware Investments in June 2005 to develop the firm's International Value Equity team, from Arborway Capital, which he co-founded in January 2005. He previously worked in the investment management business at Thomas Weisel Asset Management, and ValueQuest, which was acquired by TWAM in 2002. At ValueQuest, which he joined in 1987, Mr. Gray served as a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Mr. Gray received his bachelor's degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business, and law from Tufts University's Fletcher School of Law and Diplomacy.

Todd A. Bassion, CFA
Vice President, Portfolio Manager

Mr. Bassion joined Delaware Investments in June 2005 as a senior analyst on the firm's International Value Equity team. He takes a lead role in generating and researching new companies for the portfolios as well as providing input on ongoing portfolio management. Mr. Bassion previously worked at Arborway Capital, where he was a key part of the team that started at ValueQuest/TA and moved to Thomas Weisel Asset Management with its acquisition of ValueQuest/TA in 2002. Mr. Bassion, who joined ValueQuest/TA in 2000, served as a research associate there. Mr. Bassion earned a bachelor's degree in economics from Colorado College.
























                                                               (continues)     3

Portfolio management review


Delaware Emerging Markets Fund

November 30, 2006


The manager of Delaware Emerging Markets Fund provided the answers to the questions below as a review of the Fund's activities for the fiscal year that ended November 30, 2006. Please see page 6 to learn more about the portfolio manager.

Q: How did emerging markets perform during the fiscal year?

A: Emerging markets performed well during the fiscal year, continuing the trend of positive performance that we've experienced since 2003. We saw a soft spot during the second calendar quarter of 2006, but the slowdown proved to be temporary. The market's overwhelmingly positive performance can be attributable to a handful of factors, including a) readily available liquidity, b) the continued strength of the U.S. economy, c) continuing structural reforms in many emerging market economies, and d) attractive valuations.

Some of the strongest-performing markets were Argentina, Indonesia, and China, which advanced by 76%, 60%, and 59%, respectively. Very few markets registered a net decline over the year. Among those that declined, Turkey fell by 11% and Israel lost 1.4% (all country returns are based on respective MSCI country indices).

Q: How did Delaware Emerging Markets Fund perform versus its benchmark index and peers?

A: Delaware Emerging Markets Fund returned +26.52% at net asset value and +19.22% at its maximum offer price (both figures are for Class A shares with all distributions reinvested). The MSCI Emerging Markets Index advanced 34.38% and the Lipper Emerging Markets Funds Average gained 33.47%. For complete, annualized performance information about Delaware Emerging Markets Fund, please see the table on page 14.

Delaware Emerging Markets Fund trailed its benchmark index during the period. This was largely because the Fund was managed in a defensive style during the first 10 months of the period. This style placed significant emphasis on strategic allocations within specific countries and economic sectors, in anticipation of a sizeable market decline. As part of this defensive style of investing, the Fund held significant positions in stable (but low growth) economies such as Thailand and Malaysia. At the same time, the Fund was underweight (relative to the index) in faster-growth economies such as China, India, and Russia.

An additional factor that impacted the Fund's performance versus the MSCI Emerging Markets Index was its significant underinvestment in energy and mining; taken together, these industries make up roughly 20% of the index. As a result of these and other factors, the Fund's composition drifted considerably from that of the benchmark index. While we do not specifically target sector allocation, we anticipate that our bottom-up intrinsic value approach, in which we seek out the best stocks across sectors, will result in gradually increasing our exposure to these sectors.

Q: What other factors influenced Fund performance?

A: On September 25, 2006, Liu-Er Chen of the Delaware Investments international equity team based in Boston, assumed responsibility for day-to-day management of Delaware Emerging Markets Fund. The Fund was previously managed by Mondrian Investment Partners Ltd. (Mondrian), a London-based asset manager specializing in international portfolios.

The new investment strategy is substantially different from the previous team's, and resulted in significant changes to the Fund during the last 10 weeks of the fiscal year.

The Fund's former manager followed a value-oriented stock selection process, focusing on stocks that offered attractive dividend yields. This was combined with defensive allocations within certain countries and economic sectors.

During the first 10 months of the fiscal year, Mondrian maintained several themes within the portfolio, including a) a marked underweight in India, where stock valuations were viewed as unappealing; b) an overweight in the Brazilian market, based on attractive stock valuations; and c) an overweight in select markets in southeast Asia, particularly in Thailand and Malaysia, where the managers believed that attractive stock prices would be supported by undervalued currencies.

The views expressed are current as of the date of this report and are subject to change.

Our management style is to follow an approach based on - first and foremost - calculating a company's intrinsic value. As part of this approach, we analyze a company in order to determine what we believe to be its true worth. We then compare that intrinsic worth to the company's going market value, seeking to identify companies whose intrinsic value exceeds their market valuations. We believe that sound investment opportunities often lie with companies that meet this criteria.

In calculating a company's intrinsic value, we begin by determining a company's discounted cash flow (DCF), taking into account the potential impact of currency valuation and inflation. This calculation provides an idea of the potential value of a company's future cash flows, and "discounts" that value back to today's dollars. The DCF calculations are a central part of our investment decision-making process.

When we consider adding a company to the portfolio, our analysis will take into account many factors, including a) the experience and skill of the company's management, b) the relative health of the company's financial statements, c) the company's current valuation, d) the company's positioning within its industry, and e) any potential operational risks that the company faces.

When we're not considering new investments for the portfolio, we continuously re-evaluate our existing holdings. As part of this process, we meet with company management, analyze each firm's competitors, and evaluate each firm's financial performance.

We also continue studying economic conditions in and around the markets in which the Fund invests. Typically, we do not make trading decisions based on macroeconomic news, but we keep abreast of it nonetheless. When considering economic conditions around the globe, we look at data on financial instruments (such as futures, options, and currency exchange rates), as well as information about nonfinancial variables (such as political climates and regulatory environments).

Our investment goal is relatively straightforward: to find what we believe to be compelling investment ideas that meet our valuation criteria. We generally invest with an eye toward the long term, maintaining an investment horizon of between three and five years.

Q: How was the Fund's repositioning accomplished?

A: As part of the substantial repositioning of the Fund, some positions have been reduced or eliminated while new positions have been added. As of the date of this report, approximately 80% of the stocks within the portfolio have been put through our intrinsic-value model.

Securities that were eliminated include Poland's Bank Pekao. Within the group of securities that we reduced, examples include Lite-On Technologies, Kimberly-Clark de Mexico, and Thai industrial company Siam Cement.

Securities that were added to the Fund include Grupo Televisa, a Mexico-based media company that produces and distributes Spanish-language television and magazine content. We also added POSCO, a Korean company that is one of the world's lowest-cost steel producers, and China Unicom Limited (China Unicom), a Chinese telecommunications company that provides Internet, data, and wireless telephone services.

Q: What other general thoughts do you have for shareholders about this asset class and your approach?

A: We believe that emerging markets stocks remain attractive as a long-term investment. Generally speaking, many emerging market countries in recent years have established more sound fiscal and monetary policies, restructured their economies, addressed corporate governance issues, and improved their economic fundamentals. We believe that, while these countries have more work to do, this is a positive trend.

Investors should be aware, however, that emerging markets remain inherently riskier and more volatile than developed markets, due to a combination of risks that include currency risk (the risk that investments will lose value due


                                                               (continues)     5

Portfolio management review


Delaware Emerging Markets Fund


to changes in currency exchange rates), political risk (the risk that a country's government will undergo sudden and unpredictable change), and the risk that accounting principles may not be uniform across different countries.

Fund manager

Liu-Er Chen, CFA
Senior Vice President, Chief Investment Officer -
Emerging Markets

Mr. Chen joined Delaware Investments in September 2006 to lead the firm's international Emerging Markets team. Previously, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund's sole manager in 2001. He also served as the sole manager of the Evergreen Health
Care Fund since its inception in 1999. Mr. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Mr. Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Delaware Global Value Fund
(Formerly Delaware International Small Cap Value Fund)


November 30, 2006


The managers of Delaware Global Value Fund provided the answers to the questions below as a review of the Fund's activities for the fiscal year that ended November 30, 2006. Please see pages 9 and 10 to learn more about the portfolio managers.

Q: Please describe the general economic and market environment faced by Delaware Global Value Fund during the period.

A: We consider the fiscal year ended November 30, 2006 a year of transition, as patterns of leadership in the global equity markets have been shifting. Now five years into the global recovery from the 2001 recession and more than three years since the bottom of the equity market downturn in 2003, steady economic expansion has continued across a variety of regions around the globe, gaining a very substantial boost from emerging markets.

The demand growth embodied in the current expansion, when combined with focused cost control among corporations, served to raise profitability to the upper end of its historic range and generally carried stock prices along with it. But with prospects for further margin expansion dimming, we believe that investors appear lately to be seriously considering companies' defensive characteristics, as they weigh the possibility that the business cycle will turn.

In the U.S., where the Fund began investing only after March 30, 2006, the equity market performed well and turned in higher returns than we anticipated at the outset of the year. U.S. stocks struggled in May and June of 2006, but by July conditions had improved noticeably. Corporate earnings, though slowing, remained relatively solid, as did consumer spending in the face of a weakening housing market. In addition, oil prices began declining sharply from their historic highs and the U.S. Federal Reserve finally decided not to raise interest rates in August and beyond, boosting stock market performance through the end of the year.

Q: How did the Fund perform during the year ended November 30, 2006?

A: Delaware Global Value Fund returned 30.83% at net asset value and +23.32% at its maximum offer price (both figures are for Class A shares and reflect all distributions reinvested). For complete annualized performance for Delaware Global Value Fund, please see the table on page 16.

The Fund currently has three benchmark indices to which it is compared. The primary benchmark index is the MSCI All-Country World Index, which returned +29.25% for the same period. The MSCI EAFE Index gained 28.72%, and the S&P/Citigroup ex-U.S. Extended Market Index gained 32.87%. The Fund's peer group, as measured by the Lipper Global Multi-Cap Core Funds Average, gained 18.57% (source: Lipper).

Effective March 30, 2006, day-to-day management of the Fund was transitioned from subadvisor Mondrian Investment Partners Ltd. to investment teams at Delaware Investments. The Delaware Investments Focus Value Equity team manages the domestic equity portion of the Fund, while the Delaware Investments International Equity team based in Boston manages the Fund's international allocation.

Coincident with the management change, the Fund's investment policies were changed to allow the Fund to invest a significant portion of its assets in U.S. equity securities; and to allow the Fund to invest in securities of issuers of all sizes, eliminating the Fund's prior focus on the stocks of small-capitalization issuers.

Q: How did the new focus on domestic stocks influence performance?

A: Stocks in the U.S. market performed well for the year, although returns for U.S. shareholders trailed those found in many foreign markets, as the U.S. dollar's gradual decline has generally aided foreign-market investment returns.

The views expressed are current as of the date of this report and are subject to change.


                                                               (continues)     7

Portfolio management review


Delaware Global Value Fund
(Formerly Delaware International Small Cap Value Fund)


Expecting a slowdown in the economy and a reduced rate of corporate earnings growth, we believed it was prudent to position the U.S. portion of the portfolio even more defensively than might be typical. As a result, we held overweightings compared to our sector benchmark, the S&P 500 Index, in less economically sensitive sectors, such as healthcare and consumer staples. The Fund was also underweight relative to the S&P 500 Index in more economically sensitive areas, such as consumer discretionary stocks. (The S&P 500 Index tracks large-cap U.S. stocks.)

In the U.S., we regularly look to invest in undervalued companies with good businesses that we believe are priced well below their intrinsic value. During the most recent period, we focused on companies that we believed to have particularly sound balance sheets, strong dividend yields, and the potential to continue generating relatively stable earnings, even in a weaker economy.

This approach led us to hold small positions in the energy and industrial sectors relative to the benchmark index, both of which tend to be relatively sensitive to economic changes. As the fiscal year progressed, however, we found an increasing number of opportunities among technology stocks that we believed to be attractively valued, adding a new position in Intel. More information technology stocks were passing our strict screening process, as a number of companies established shareholder-friendly policies in the midst of successful turnarounds.

We continued to hold a significant position in the inherently defensive healthcare sector. In our view, many healthcare stocks were offering attractive valuations relative to their historical levels, and compared to the broad stock market. We identified a number of companies in this group that provided what we believed were attractive dividends and balance sheets.

We certainly are aware of the challenges faced by pharmaceutical stocks - such as upcoming patent expirations on key drugs and the risk that legislation could dampen drug company profits. However, we also believed that positive factors such as improving drug pipelines and recent cost-cutting may outweigh these negatives in many cases.

Q: Can you highlight your approach in the non-U.S. portion of Delaware Global Value Fund?

A: The international management team's investment philosophy is that adversity creates opportunity. We believe that "efficient-opportunity-capture" by a collaborative, experienced team is critical to generating competitive long-term performance. We employ a bottom-up, contrarian investment style in seeking to identify mispriced securities, and prioritize our research through a process aimed at creating efficient segmentation of this broad investment universe.

We feel that success in a maturing market cycle such as this one requires particular attention to the specific drivers of company operating performance. Stocks whose performance has been leveraged by the benefits of accelerating economic growth may struggle to find new sources of outperformance. As always, we continue to seek stocks of companies whose prospects for success rely not on macroeconomic drivers but on their own inherent strengths.

In non-U.S. markets, we gradually shifted away from prior sector allocation positioning after taking over management of the Fund, and by the third calendar quarter of 2006 we had a more pronounced overweight versus the MSCI EAFE Index in European names, at the expense of certain other weightings such as Canada.

The Fund previously held only small-cap non-U.S. stocks. At year-end, the largest positions in the Fund were European multinationals such as Total and ING Groep. We also added positions during the year in Coca-Cola Amatil and Ono Pharmaceutical, as well as Vodafone and BMW (Bayerische Motoren Werke).

Fund managers

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader - Large-Cap Value Focus Equity

Mr. Nutt joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm's Large-Cap Value Focus strategy. Before joining the firm, Mr. Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. Mr. Nutt departed MLIM as a managing director. Prior to joining MLIM in 1994, Mr. Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Mr. Nutt earned his bachelor's degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Zoe A. Neale
Senior Vice President, Chief Investment Officer - International Equity

Ms. Neale joined Delaware Investments in June 2005 to develop the firm's International Value Equity strategies, from Arborway Capital, which she co-founded in January 2005. Previously she ran the International Value Strategies business at Thomas Weisel Asset Management (TWAM). She joined TWAM when it acquired ValueQuest/TA in 2002. Ms. Neale started at ValueQuest in 1996 and served as a senior investment professional with portfolio management and global research responsibilities for several sectors. Prior to ValueQuest, she was an assistant vice president and portfolio manager for Anchor Capital Advisors, with generalist research responsibilities. Ms. Neale earned a bachelor's degree in economics from the University of Texas, Austin, and an MBA from Northeastern University.

Edward A. "Ned" Gray, CFA
Vice President, Senior Portfolio Manager

Mr. Gray joined Delaware Investments in June 2005 to develop the firm's International Value Equity team, from Arborway Capital, which he co-founded in January 2005. He previously worked in the investment management business at Thomas Weisel Asset Management, and ValueQuest, which was acquired by TWAM in 2002. At ValueQuest, which he joined in 1987, Mr. Gray served as a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Mr. Gray received his bachelor's degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business, and law from Tufts University's Fletcher School of Law and Diplomacy.

Jordan L. Irving
Vice President, Senior Portfolio Manager

Mr. Irving joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm's Large-Cap Value Focus strategy. Previously, he worked for the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers for six years, where he managed mutual funds and separate accounts for institutions and private clients. Mr. Irving graduated from Yale University with a bachelor's degree in American studies and earned a special diploma in social studies at Oxford University in England. He competed for the United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager

Mr. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm's Large-Cap Value Focus strategy. Previously, Mr. Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Mr. Lombardi graduated from Hofstra University, receiving a bachelor's degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.


                                                               (continues)     9

Portfolio management review


Delaware Global Value Fund
(Formerly Delaware International Small Cap Value Fund)


Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager

Mr. Vogel joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm's Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Mr. Vogel graduated from Loyola College in Maryland, earning both bachelor's and master's degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and the CFA Society of Philadelphia.

Todd A. Bassion, CFA
Vice President, Portfolio Manager

Mr. Bassion joined Delaware Investments in June 2005 as a senior analyst on the firm's International Value Equity team. He takes a lead role in generating and researching new companies for the portfolios as well as providing input on ongoing portfolio management. Mr. Bassion previously worked at Arborway Capital, where he was a key part of the team that started at ValueQuest/TA and moved to Thomas Weisel Asset Management with its acquisition of ValueQuest/TA in 2002. Mr. Bassion, who joined ValueQuest/TA in 2000, served as a research associate there. Mr. Bassion earned a bachelor's degree in economics from Colorado College.

Nikhil G. Lalvani, CFA
Vice President, Portfolio Manager

Mr. Lalvani is a portfolio manager with the firm's Large-Cap Value Focus team. At Delaware Investments, Mr. Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Mr. Lalvani holds a bachelor's degree in finance from Penn State University and is a member of the CFA Society of Philadelphia.

Nashira S. Wynn
Vice President, Portfolio Manager

Ms. Wynn is a portfolio manager with the firm's Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers. Ms. Wynn earned a bachelor's degree in finance, with a minor in economics, from The College of New Jersey, and she attended England's Oxford University as a presidential scholar. Ms. Wynn is also a CFA Level I candidate.

Performance summary


Delaware International Value Equity Fund


The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware International Value Equity Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.

Fund performance

Average annual total returns
Through November 30, 2006            1 year    5 years    10 years     Lifetime
_______________________________________________________________________________

Class A (Est. 10-31-91)
Excluding sales charge               +23.57%    +15.06%     +8.35%      +9.40%
Including sales charge               +16.45%    +13.71%     +7.71%      +8.97%
_______________________________________________________________________________

Class B (Est. 9-6-94)
Excluding sales charge               +22.70%    +14.26%     +7.73%      +8.24%
Including sales charge               +19.18%    +14.00%     +7.73%      +8.24%
_______________________________________________________________________________

Class C (Est. 11-29-95)
Excluding sales charge               +22.73%    +14.26%     +7.60%      +8.90%
Including sales charge               +21.85%    +14.26%     +7.60%      +8.90%
_______________________________________________________________________________

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30% of average daily net assets.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1% of average daily net assets. Lifetime and 10 year performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1% of average daily net assets.

The average annual total returns for the 1-year and lifetime (since June 2, 2003) periods ended November 30, 2006 for the Delaware International Value Equity Fund Class R shares were +23.33% and +21.62%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is subject to a contractual cap of 0.50% of average daily net assets through March 31, 2007.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since October 31, 1991) periods ended November 30, 2006 for Delaware International Value Equity Fund Institutional Class shares were +23.93%, +15.40%, +8.66%, and +9.70%, respectively. Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 9, 1992 is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

An expense limitation was in effect for all classes during certain periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics

As of November 30, 2006

________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks long-term growth without undue risk to principal.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$1.0 billion

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

51

________________________________________________________________________________

Fund start date
________________________________________________________________________________

October 31, 1991

________________________________________________________________________________

                              Nasdaq symbols           CUSIPs
________________________________________________________________________________

Class A                       DEGIX                    245914106
Class B                       DEIEX                    245914700
Class C                       DEGCX                    245914858
Class R                       DIVRX                    245914577
Institutional Class           DEQIX                    245914403


Performance of a $10,000 Investment
November 30, 1996 through November 30, 2006


[PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on November 30, 1996 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Chart also assumes $10,000 invested in the MSCI EAFE Index on November 30, 1996.

The MSCI EAFE Index is a composite of stocks in established markets in Europe, Australasia, and the Far East. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.


                                                              (continues)     13

Performance summary


Delaware Emerging Markets Fund


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Emerging Markets Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.


Fund performance

Average annual total returns
Through November 30, 2006           1 year     5 years     10 years     Lifetime
________________________________________________________________________________

Class A (Est. 6-10-96)
Excluding sales charge             +26.52%     +29.20%      +10.73%      +10.18%
Including sales charge             +19.22%     +27.69%      +10.07%       +9.56%
________________________________________________________________________________

Class B (Est. 6-10-96)
Excluding sales charge             +25.59%     +28.28%      +10.09%       +9.58%
Including sales charge             +21.59%     +28.12%      +10.09%       +9.58%
________________________________________________________________________________

Class C (Est. 6-10-96)
Excluding sales charge             +25.56%     +28.25%       +9.92%       +9.38%
Including sales charge             +24.56%     +28.25%       +9.92%       +9.38%
________________________________________________________________________________

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards. Investing in emerging markets can be riskier than investing in well-established foreign markets.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such fee is currently subject to a contractual cap of 0.25% of average daily net assets through March 31, 2007.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1% of average daily net assets. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1% of average daily net assets.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since June 10, 1996) periods ended November 30, 2006 for Delaware Emerging Markets Fund Institutional Class shares were +26.87%, +29.55%, +11.03%, and +10.50%, respectively. Institutional Class shares were first made available on June 10, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics

As of November 30, 2006


________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks long-term capital appreciation.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$868 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

104

________________________________________________________________________________

Fund start date
________________________________________________________________________________

June 10, 1996

________________________________________________________________________________

                                   Nasdaq symbols            CUSIPs
________________________________________________________________________________

Class A                            DEMAX                     245914841
Class B                            DEMBX                     245914833
Class C                            DEMCX                     245914825
Institutional Class                DEMIX                     245914817


Performance of a $10,000 Investment
November 30, 1996 through November 30, 2006


[PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on November 30, 1996 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Chart also assumes $10,000 invested in the MSCI Emerging Markets Index on November 30, 1996.

The MSCI Emerging Markets Index is a composite of international stocks in emerging market countries. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.


                                                              (continues)     15

Performance summary


Delaware Global Value Fund
(Formerly Delaware International Small Cap Value Fund)


The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Global Value Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Instances of high double-digit returns are unusual, cannot be sustained, and were achieved primarily during favorable market conditions.


Fund performance

Average annual total returns
Through November 30, 2006                1 year         5 years         Lifetime
________________________________________________________________________________

Class A (Est. 12-19-97)
Excluding sales charge                  +30.83%         +18.02%          +11.87%
Including sales charge                  +23.32%         +16.63%          +11.13%
________________________________________________________________________________

Class B (Est. 9-28-01)
Excluding sales charge                  +29.95%         +17.12%          +18.05%
Including sales charge                  +25.95%         +16.88%          +17.90%
________________________________________________________________________________

Class C (Est. 9-28-01)
Excluding sales charge                  +29.92%         +17.14%          +18.06%
Including sales charge                  +28.92%         +17.14%          +18.06%
________________________________________________________________________________

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such fee is currently subject to a contractual cap of 0.25% of average daily net assets through March 31, 2007.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1% of average daily net assets.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1% of average daily net assets.

The average annual total returns for the 1-year, 5-year, and lifetime (since December 19, 1997) periods ended November 30, 2006 for Delaware Global Value Fund Institutional Class shares were +31.24%, +18.35%, and +12.05%, respectively. Institutional Class shares were first made available on December 19, 1997 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes during the periods shown above and on the next page. Performance would have been lower had the expense limitation not been in effect.

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

On December 15, 2005, the Fund's Board of Trustees approved changes to the Fund's investment strategy. These changes, which became effective on March 30, 2006, allow the Fund to invest a significant portion of its assets in U.S. equity securities and also allow the Fund to invest in securities of issuers of all sizes, thereby eliminating the Fund's prior focus on the securities of small capitalization issuers. Accordingly, the Fund no longer invests at least 80% of its net assets in the securities of small capitalization issuers. Prior to March 30, 2006, the Fund was sub-advised by Mondrian Investment Partners Ltd. Since March 30, 2006, the Fund has been managed by portfolio management teams within Delaware Management Company. The historical returns do not reflect these changes.

In connection with the investment strategy changes noted above, the maximum annual investment advisory fee with respect to the Fund was reduced from 1.25% to 0.85% effective March 30, 2006. In addition, effective March 30, 2006, the name of the Fund was changed from Delaware International Small Cap Value Fund to Delaware Global Value Fund. The use of the term "global" in the Fund's name indicates that the Fund invests in both domestic and foreign securities, as opposed to an "international" fund that invest primarily in foreign securities. The historical returns do not reflect these changes.


Fund basics

As of November 30, 2006

________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks long-term capital appreciation.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$67 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

85

________________________________________________________________________________

Fund start date
________________________________________________________________________________

December 19, 1997

________________________________________________________________________________

                                   Nasdaq symbols            CUSIPs
________________________________________________________________________________

Class A                            DABAX                     245914718
Class B                            DABBX                     245914692
Class C                            DABCX                     245914684
Institutional Class                DABIX                     245914676


Performance of a $10,000 Investment
December 19, 1997 (Fund's inception) through November 30, 2006


[PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on December 19, 1997 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses.

Chart also assumes $10,000 invested in three market indices as of the end of the month of the Fund's inception, December 31, 1997. The indices shown are the MSCI EAFE Index, the MSCI All-Country World Index, and the Citigroup World ex-U.S. Extended Market Index. The MSCI ACWI Index is replacing the MSCI EAFE Index and the Citigroup World ex-U.S. EMI Index as the Fund's benchmark. As a result of the changes in the Fund's investment strategy, the investment manager believes the composition of the MSCI ACWI Index better reflects the Fund's investments.

The MSCI EAFE Index is a composite of established-market stocks in Europe, Australasia, and the Far East. The MSCI All-Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets of 48 countries. The Citigroup World Ex-U.S. Extended Market Index measures the performance of securities representing the bottom 20% of investable market capitalization in non-U.S. developed markets. Indices are unmanaged and do not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses


For the period June 1, 2006 to November 30, 2006


As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2006 to November 30, 2006.

Actual Expenses

The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund's actual expenses, shown in the appropriate table reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Delaware International Value Equity Fund
Expense Analysis of an Investment of $1,000


                                                                      Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period *
                         Value            Value         Expense       6/1/06 to
                        6/1/06          11/30/06         Ratio        11/30/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00       $1,106.40         1.42%         $ 7.50
Class B                 1,000.00        1,102.20         2.12%          11.17
Class C                 1,000.00        1,102.30         2.12%          11.17
Class R                 1,000.00        1,104.70         1.62%           8.55
Institutional Class     1,000.00        1,108.10         1.12%           5.92
________________________________________________________________________________

Hypothetical 5% return (5% return before expenses)

Class A                $1,000.00       $1,017.95         1.42%         $ 7.18
Class B                 1,000.00        1,014.44         2.12%          10.71
Class C                 1,000.00        1,014.44         2.12%          10.71
Class R                 1,000.00        1,016.95         1.62%           8.19
Institutional Class     1,000.00        1,019.45         1.12%           5.67
________________________________________________________________________________


Delaware Emerging Markets Fund
Expense Analysis of an Investment of $1,000

                                                                      Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period *
                         Value            Value         Expense       6/1/06 to
                        6/1/06          11/30/06         Ratio        11/30/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00       $1,169.20         1.99%         $10.82
Class B                 1,000.00        1,165.00         2.74%          14.87
Class C                 1,000.00        1,164.60         2.74%          14.87
Institutional Class     1,000.00        1,170.80         1.74%           9.47
________________________________________________________________________________

Hypothetical 5% return (5% return before expenses)

Class A                $1,000.00       $1,015.09         1.99%         $10.05
Class B                 1,000.00        1,011.33         2.74%          13.81
Class C                 1,000.00        1,011.33         2.74%          13.81
Institutional Class     1,000.00        1,016.35         1.74%           8.79
________________________________________________________________________________

Delaware Global Value Fund
Expense Analysis of an Investment of $1,000

                                                                      Expenses
                       Beginning         Ending                      Paid During
                        Account          Account      Annualized       Period *
                         Value            Value         Expense       6/1/06 to
                        6/1/06          11/30/06         Ratio        11/30/06
________________________________________________________________________________

Actual Fund Return

Class A                $1,000.00       $1,117.20         1.47%         $ 7.80
Class B                 1,000.00        1,113.30         2.22%          11.76
Class C                 1,000.00        1,113.20         2.22%          11.76
Institutional Class     1,000.00        1,119.40         1.22%           6.48
________________________________________________________________________________

Hypothetical 5% return (5% return before expenses)

Class A                $1,000.00       $1,017.70         1.47%         $ 7.44
Class B                 1,000.00        1,013.93         2.22%          11.21
Class C                 1,000.00        1,013.93         2.22%          11.21
Institutional Class     1,000.00        1,018.95         1.22%           6.17
________________________________________________________________________________

* "Expenses Paid During Period" are equal to the Funds' annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Country and sector allocations


As of November 30, 2006


Sector designations may be different than the sector designations presented in other Fund materials.


Delaware International Value Equity Fund


                                                                   Percentage
Composition of Portfolio                                          of Net Assets
________________________________________________________________________________

Common Stock by Country                                               98.54%

Australia                                                              5.66%
Belgium                                                                1.87%
Canada                                                                 2.44%
Denmark                                                                2.14%
Finland                                                                4.01%
France                                                                13.11%
Germany                                                                4.90%
Hong Kong                                                              1.89%
Japan                                                                 22.05%
Mexico                                                                 3.68%
Netherlands                                                            4.76%
Norway                                                                 1.15%
South Korea                                                            1.72%
Sweden                                                                 2.11%
Switzerland                                                            2.28%
United Kingdom                                                        24.77%
________________________________________________________________________________

Repurchase Agreements                                                  0.27%
________________________________________________________________________________

Securities Lending Collateral                                         13.64%

Fixed Rate Notes                                                       1.41%
Variable Rate Notes                                                   12.23%
________________________________________________________________________________

Total Market Value of Securities                                     112.45%
________________________________________________________________________________

Obligation to Return Securities Lending Collateral                   (13.64%)
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        1.19%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


                                                                   Percentage
Common Stock by Sector                                            of Net Assets
________________________________________________________________________________

Consumer Discretionary                                                19.79%
Consumer Staples                                                       7.36%
Energy                                                                 3.33%
Financials                                                            21.93%
Health Care                                                           10.39%
Industrials                                                           10.55%
Information Technology                                                11.63%
Materials                                                              5.73%
Telecommunication Services                                             7.83%
________________________________________________________________________________

Total                                                                 98.54%
________________________________________________________________________________


Delaware Emerging Markets Fund

                                                                   Percentage
Composition of Portfolio                                          of Net Assets
________________________________________________________________________________

Common Stock by Country                                               91.71%

Brazil                                                                11.63%
Chile                                                                  1.64%
China                                                                  9.04%
Egypt                                                                  0.84%
Hungary                                                                2.09%
Indonesia                                                              2.14%
Israel                                                                 3.04%
Kazakhstan                                                             1.10%
Malaysia                                                               4.93%
Mexico                                                                 8.19%
Panama                                                                 0.83%
Peru                                                                   0.73%
Philippines                                                            0.93%
Poland                                                                 1.00%
Russia                                                                 5.64%
South Africa                                                           8.26%
South Korea                                                           13.72%
Taiwan                                                                10.58%
Thailand                                                               2.94%
Turkey                                                                 1.57%
United States                                                          0.87%
________________________________________________________________________________

Preferred Stock                                                        7.47%

Brazil                                                                 4.27%
South Korea                                                            3.20%
________________________________________________________________________________

Total Market Value of Securities                                      99.18%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        0.82%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________

                                                                   Percentage
Common and Preferred Stock by Sector                              of Net Assets
________________________________________________________________________________

Consumer Discretionary                                                 2.84%
Consumer Durables                                                      1.26%
Consumer Non-Durables                                                  0.53%
Consumer Staples                                                       7.21%
Energy                                                                11.34%
Financials                                                            15.53%
Industrials                                                           14.65%
Information Technology                                                 9.53%
Materials                                                              9.36%
Process Industrials                                                    5.91%
Telecommunication Services                                            14.80%
Utilities                                                              6.22%
________________________________________________________________________________

Total                                                                 99.18%
________________________________________________________________________________


Delaware Global Value Fund

                                                                   Percentage
Composition of Portfolio                                          of Net Assets
________________________________________________________________________________

Common Stock by Country                                               95.70%

Australia                                                              2.89%
Belgium                                                                1.00%
Canada                                                                 1.27%
Denmark                                                                1.14%
Finland                                                                2.11%
France                                                                 6.80%
Germany                                                                2.59%
Hong Kong                                                              0.95%
Japan                                                                 11.57%
Mexico                                                                 1.96%
Netherlands                                                            2.48%
Norway                                                                 0.61%
South Korea                                                            0.81%
Sweden                                                                 1.12%
Switzerland                                                            1.18%
United Kingdom                                                        12.15%
United States                                                         45.07%
________________________________________________________________________________

Repurchase Agreements                                                  0.12%
________________________________________________________________________________

Total Market Value of Securities                                      95.82%
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                        4.18%
________________________________________________________________________________

Total Net Assets                                                     100.00%
________________________________________________________________________________


                                                                   Percentage
Common Stock by Sector                                            of Net Assets
________________________________________________________________________________

Consumer Discretionary                                                14.39%
Consumer Staples                                                      10.77%
Energy                                                                 5.93%
Financials                                                            21.53%
Health Care                                                           13.54%
Industrials                                                            6.03%
Information Technology                                                11.51%
Materials                                                              5.20%
Telecommunications Services                                            6.80%
________________________________________________________________________________

Total                                                                 95.70%
________________________________________________________________________________

Statements of net assets


Delaware International Value Equity Fund

November 30, 2006


                                                   Number of
                                                    Shares        Value (U.S.$)
_______________________________________________________________________________

Common Stock - 98.54% |
_______________________________________________________________________________

Australia - 5.66%
   * Coca-Cola Amatil                              3,862,185     $   22,792,090
     Telstra                                       3,567,732         10,611,653
     Telstra - Receipt                             3,700,855          6,832,308
     Westpac Banking                                 898,130         17,289,344
                                                                 ______________

                                                                     57,525,395
                                                                 ______________

Belgium - 1.87%
     Dexia                                           697,564         19,030,669
                                                                 ______________

                                                                     19,030,669
                                                                 ______________
Canada - 2.44%
     Canadian Pacific Railway                         49,795          2,767,672
   + CGI Group Class A                             3,192,258         22,042,546
                                                                 ______________

                                                                     24,810,218
                                                                 ______________
Denmark - 2.14%
   * Novo Nordisk Class B                            282,170         21,781,544
                                                                 ______________

                                                                     21,781,544
                                                                 ______________
Finland - 4.01%
     Nokia Oyj                                     1,265,992         25,467,805
   * Tietoenator Oyj                                 537,165         15,302,095
                                                                 ______________

                                                                     40,769,900
                                                                 ______________
France - 13.11%
     AXA                                             506,032         19,166,676
     Compagnie de Saint-Gobain                       274,704         21,919,205
     Lafarge                                         148,262         21,539,681
     Lagardere                                       233,206         17,079,204
     Sanofi-Aventis                                  224,670         19,727,016
   * Total                                           477,117         33,836,632
                                                                 ______________

                                                                    133,268,414
                                                                 ______________
Germany - 4.90%
   * Bayerische Motoren Werke                        431,760         23,781,218
   * Metro                                           417,310         26,041,552
                                                                 ______________

                                                                     49,822,770
                                                                 ______________

Hong Kong - 1.89%
     Esprit Holdings                               1,854,839         19,230,952
                                                                 ______________

                                                                     19,230,952
                                                                 ______________
Japan - 22.05%
   * Asahi Glass                                   1,810,900         21,402,259
     Canon                                           433,839         22,938,186
   * Don Quijote                                   1,284,200         26,516,098
   * Fujitsu                                       2,545,900         20,807,099
     Honda Motor                                     437,900         15,510,931
   * Kao                                             723,600         19,504,383
   * Mitsubishi UFJ Financial Group                    1,312         16,775,467
     Nissan Motor                                  1,616,400         19,717,988
     NTT DoCoMo                                       13,167         20,134,422
   * Ono Pharmaceutical                              404,400         20,647,985
   * Terumo                                          500,100         20,306,439
                                                                 ______________

                                                                    224,261,257
                                                                 ______________
Mexico - 3.68%
     Cemex S.A.B ADR                                 557,590         18,143,979
     Telefonos de Mexico ADR                         739,573         19,302,855
                                                                 ______________

                                                                     37,446,834
                                                                 ______________
Netherlands - 4.76%
     ING Groep CVA                                   650,614         27,736,213
     Koninklijke Philips Electronics                 554,807         20,639,370
                                                                 ______________

                                                                     48,375,583
                                                                 ______________
Norway - 1.15%
   * Tandberg                                        847,217         11,690,874
                                                                 ______________

                                                                     11,690,874
                                                                 ______________
South Korea - 1.72%
     Kookmin Bank                                    224,413         17,482,636
                                                                 ______________

                                                                     17,482,636
                                                                 ______________
Sweden - 2.11%
     Nordea Bank                                   1,519,212         21,427,345
                                                                 ______________

                                                                     21,427,345
                                                                 ______________
Switzerland - 2.28%
     Novartis AG                                     397,800         23,187,157
                                                                 ______________

                                                                     23,187,157
                                                                 ______________

United Kingdom - 24.77%
   + British Airways                               2,336,983         22,637,714
     DSG International                             2,674,739         10,253,365
     Greggs                                           83,491          6,534,046
     HBOS                                            867,481         17,752,564
     Kesa Electricals                              3,124,625         21,898,170
     Rio Tinto                                       348,266         18,587,941
     Royal & Sun Alliance Insurance                6,563,864         18,968,251
     Royal Bank of Scotland                          686,758         24,868,164
     Standard Chartered                              782,605         22,446,482
     Tomkins                                       3,648,531         17,106,328
     Travis Perkins                                  627,620         21,406,548
     Vodafone                                      8,608,232         22,760,753
     WPP Group                                     2,007,230         26,634,913
                                                                 ______________

                                                                    251,855,239
                                                                 ______________

Total Common Stock
     (cost $950,866,145)                                          1,001,966,787
                                                                 ______________

                                                   Principal
                                                     Amount
_______________________________________________________________________________

Repurchase Agreements - 0.27%
_______________________________________________________________________________

     With BNP Paribas 5.26% 12/1/06
          (dated 11/30/06, to be
          repurchased at $1,216,478,
          collateralized by $1,250,000
          U.S. Treasury Notes 2.75%
          due 8/15/07, market value
          $1,241,497)                              $1,216,300         1,216,300
     With Cantor Fitzgerald
          5.26% 12/1/06 (dated
          11/30/06, to be repurchased
          at $741,908, collateralized by
          $601,500 U.S. Treasury Bills
          due 12/28/06, market value
          $599,282 and $154,400 U.S.
          Treasury Notes 6.25% due
          2/15/07, market value
          $157,543)                                   741,800           741,800

                                                  Principal
                                                    Amount       Value (U.S.$)
______________________________________________________________________________

Repurchase Agreements (continued)
______________________________________________________________________________

     With UBS Warburg
          5.26% 12/1/06 (dated
          11/30/06, to be repurchased
          at $802,017, collateralized by
          $838,100 U.S. Treasury Bills
          due 5/24/07, market value
          $818,492)                                $ 801,900    $      801,900
                                                                ______________

Total Repurchase Agreements
     (cost $2,760,000)                                               2,760,000
                                                                ______________

Total Market Value of Securities Before
     Securities Lending Collateral - 98.81%
     (cost $953,626,145)                                         1,004,726,787
                                                                ______________
______________________________________________________________________________

Securities Lending Collateral ** - 13.64%
______________________________________________________________________________

Short-Term Investments - 13.64%
Fixed Rate Notes - 1.41%
     Citigroup Global Markets
          5.32% 12/1/06                            8,461,657         8,461,657
     Credit Suisse First Boston
          5.29% 12/13/06                           5,876,813         5,876,813
                                                                ______________

                                                                    14,338,470
                                                                ______________
~ Variable Rate Notes - 12.23%
     American Honda Finance
          5.32% 2/21/07                            3,777,951         3,777,951
     ANZ National 5.32% 12/31/07                     839,545           839,545
     Australia New Zealand
          5.32% 12/31/07                           4,197,723         4,197,723
     Bank of America
          5.32% 2/23/07                            5,457,040         5,457,040
     Bank of New York
          5.31% 12/31/07                           3,358,179         3,358,179
     Barclays New York
          5.31% 5/18/07                            5,457,040         5,457,040
     Bayerische Landesbank
          5.37% 12/31/07                           4,197,723         4,197,723
     Bear Stearns 5.38% 5/31/07                    5,037,268         5,037,268
     BNP Paribas 5.35% 12/31/07                    4,197,723         4,197,723
     Canadian Imperial Bank
          5.30% 12/31/07                           2,098,862         2,098,862
     CDC Financial Products
          5.36% 1/2/07                             5,457,040         5,457,040
     Citigroup Global Markets
          5.38% 12/7/06                            5,457,040         5,457,040
     Commonwealth Bank
          5.32% 12/31/07                           4,197,723         4,197,723
     Deutsche Bank London
          5.34% 2/23/07                            5,037,268         5,037,268
     Dexia Bank 5.33% 9/28/07                      5,876,610         5,875,660
     Goldman Sachs
          5.45% 11/30/07                           5,457,040         5,457,040
     Marshall & Ilsley Bank
          5.30% 12/31/07                           4,617,496         4,617,496
     Merrill Lynch Mortgage Capital
          5.41% 1/8/07                             5,457,040         5,457,040
     Morgan Stanley
          5.49% 12/31/07                           5,457,040         5,457,040
     National Australia Bank
          5.29% 3/7/07                             5,205,177         5,205,177
     National City Bank
          5.32% 3/2/07                             5,037,716         5,038,185
     National Rural Utilities
          5.31% 12/31/07                           6,632,403         6,632,403
     Nordea Bank New York
          5.31% 5/16/07                            2,098,857         2,098,810
     Nordea Bank Norge
          5.33% 12/31/07                           4,197,723         4,197,723
     Royal Bank of Scotland
          5.31% 12/31/07                           4,197,723         4,197,723
     Societe Generale
          5.29% 12/31/07                           2,098,862         2,098,862
     Toronto Dominion
          5.32% 5/29/07                            5,037,268         5,037,268
     Wells Fargo 5.33% 12/31/07                    4,197,723         4,197,723
                                                                ______________

                                                                   124,336,275
                                                                ______________

Total Securities Lending Collateral
     (cost $138,674,745)                                           138,674,745
                                                                ______________

Total Market Value of Securities - 112.45%
     (cost $1,092,300,890)                                       1,143,401,532 !

Obligation to Return Securities
     Lending Collateral ** - (13.64%)                             (138,674,745)

Receivables and Other Assets
     Net of Liabilities - 1.19%                                     12,129,733
                                                                ______________

Net Assets Applicable to 63,588,668
     Shares Outstanding - 100.00%                               $1,016,856,520
                                                                ______________


Net Asset Value - Delaware International Value Equity
     Fund Class A ($472,802,704 / 29,529,872 Shares)                    $16.01
                                                                        ______

Net Asset Value - Delaware International Value Equity
     Fund Class B ($39,833,424 / 2,528,861 Shares)                      $15.75
                                                                        ______

Net Asset Value - Delaware International Value Equity
     Fund Class C ($144,298,288 / 9,173,734 Shares)                     $15.73
                                                                        ______

Net Asset Value - Delaware International Value Equity
     Fund Class R ($4,574,951 / 287,136 Shares)                         $15.93
                                                                        ______

Net Asset Value - Delaware International Value
     Equity Fund Institutional Class
     ($355,347,153 / 22,069,065 Shares)                                 $16.10
                                                                        ______


                                                              (continues)     23

Statements of net assets


Delaware International Value Equity Fund


________________________________________________________________________________


________________________________________________________________________________

Components of Net Assets at November 30, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                          $  907,705,882
Undistributed net investment income                                  10,405,870
Accumulated net realized gain on investments                         47,521,777
Net unrealized appreciation of investments and
     foreign currencies                                              51,222,991
                                                                 ______________

Total net assets                                                 $1,016,856,520
                                                                 ______________


 | Securities have been classified by country of origin.

 + Non-income producing security for the year ended November 30, 2006.

 * Fully or partially on loan.

 ~ Variable rate security. The rate shown is the rate at the time of purchase.

** See Note 9 in "Notes to Financial Statements."

 ! Includes $133,027,862 of securities loaned.


Summary of Abbreviations:

ADR - American Depositary Receipts
CAD - Canadian Dollar
CVA - Dutch Certificate
JPY - Japanese Yen
USD - United States Dollar


Net Asset Value and Offering Price Per Share -
     Delaware International Value Equity Fund

Net asset value Class A (A)                                             $16.01
Sales charge (5.75% of offering price) (B)                                0.98
                                                                        ______

Offering price                                                          $16.99
                                                                        ______


(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

The following foreign currency exchange contracts were outstanding at November 30, 2006:

Foreign Currency Exchange Contracts (1)

Contracts to                      In             Settlement         Unrealized
Receive (Deliver)            Exchange For           Date           Appreciation
________________             _____________       __________        ____________

CAD  (3,975,718)             USD 3,492,067        12/01/06            $12,683
JPY  83,848,259              USD  (721,958)       12/01/06              2,433
JPY 108,768,121              USD  (935,640)       12/04/06              4,326
                                                                      _______

                                                                      $19,442
                                                                      _______


The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

(1) See Note 8 in "Notes to Financial Statements."


See accompanying notes

Delaware Emerging Markets Fund*


November 30, 2006




                                                   Number of          Market
                                                    Shares        Value (U.S. $)
________________________________________________________________________________

Common Stock - 91.71% |
________________________________________________________________________________

Brazil - 11.63%
     AES Tiete                                   212,500,000        $  5,535,797
     Centrais Eletricas Brasileiras              339,165,900           8,052,253
     Cia de Concessoes Rodoviarias                 1,298,958          16,529,465
     Companhia Siderurgica Nacional                  231,178           6,908,645
     Companhia Vale do Rio Doce ADR                  369,218           8,695,084
     CPFL Energia                                    459,859           6,032,330
     CPFL Energia ADR                                122,600           4,842,700
     Petroleo Brasileiro ADR                         360,600          30,614,941
     Votorantim Celulose e Papel ADR                 687,658          13,684,394
                                                                    ____________

                                                                     100,895,609
                                                                    ____________
Chile - 1.64%
     Banco Santander ADR                             182,644           8,867,366
   # Inversiones Aguas
          Metropolitanas 144A ADR                    208,300           5,358,143
                                                                    ____________

                                                                      14,225,509
                                                                    ____________
China - 9.04% ]
     China Merchants International                 1,514,000           5,050,722
     China Shipping Development                    8,641,310          10,142,396
     China Telecom                                31,164,581          14,342,818
     China Unicom                                 11,582,979          13,341,924
     CNOOC ADR                                        54,100           4,806,785
   + COSCO                                        13,495,290           7,789,664
     Fountain Set                                 10,900,000           3,138,808
     Guangshen Railway                            11,218,000           5,609,901
   + Industrial & Commercial
          Bank of China                            5,700,000           2,887,096
     Johnson Electric                              2,776,500           2,098,772
     Texwinca                                      7,370,000           4,974,128
     Zhejiang Expressway                           6,160,781           4,197,608
                                                                    ____________

                                                                      78,380,622
                                                                    ____________
Egypt - 0.84%
     MobiNil-Egyptian Mobile Services                243,879           7,312,746
                                                                    ____________

                                                                       7,312,746
                                                                    ____________
Hungary - 2.09%
     Magyar Telekom                                1,633,551           7,962,172
     OTP Bank Nyrt                                   265,799          10,173,790
                                                                    ____________

                                                                      18,135,962
                                                                    ____________
Indonesia - 2.14%
     Bank Mandiri Persero                         23,732,742           7,185,806
     Gudang Garam                                  4,413,572           4,791,570
     Telekomunikasi Indonesia                      6,116,500           6,606,976
                                                                    ____________

                                                                      18,584,352
                                                                    ____________
Israel - 3.04%
     Bank Hapoalim                                   837,613           4,041,878
     Bezeq Israeli Telecommunication               5,685,478           8,989,492
     Israel Chemicals                              2,222,653          13,367,370
                                                                    ____________

                                                                      26,398,740
                                                                    ____________
Kazakhstan - 1.10%
   + KazMunaiGas Exploration
          Production GDR                             506,541           9,528,036
                                                                    ____________

                                                                       9,528,036
                                                                    ____________
Malaysia - 4.93%
     Hong Leong Bank                               6,233,382           9,648,131
     Maxis Communications                          4,180,193          11,438,339
     PLUS Expressways                              7,161,761           5,740,494
     Public Bank                                   2,806,700           5,818,201
     Public Bank - Foreign                         1,961,200           4,173,919
     Tanjong                                       1,545,590           5,938,005
                                                                    ____________

                                                                      42,757,089
                                                                    ____________
Mexico - 8.19%
     Cemex S.A.B ADR                                 212,510           6,915,075
   + Grupo Aeroportuario
          del Centro Norte ADR                        36,300             782,265
   + Grupo Aeroportuario
          del Pacifico ADR                           241,100           9,521,039
     Grupo Aeroportuario
          del Sureste ADR                            167,600           7,387,808
     Grupo Mexico de C.V. Series B                 1,237,146           4,471,843
     Grupo Modelo Series C                         1,935,705          10,398,394
     Grupo Televisa ADR                              711,300          18,692,964
     Kimberly-Clark de Mexico Class A              2,366,204           9,897,335
     Organizacion Soriana Series B                   467,406           2,949,189
                                                                    ____________

                                                                      71,015,912
                                                                    ____________
Panama - 0.83%
     Banco Latinoamericano de
          Exportacions Class E                       450,400           7,206,400
                                                                    ____________

                                                                       7,206,400
                                                                    ____________
Peru - 0.73%
     Cia de Minas Buenaventura ADR                   221,200           6,313,048
                                                                    ____________

                                                                       6,313,048
                                                                    ____________
Phillippines - 0.93%
     Philippine Long Distance
          Telephone ADR                              164,400           8,073,684
                                                                    ____________

                                                                       8,073,684
                                                                    ____________
Poland - 1.00%
     Telekomunikacja Polska                        1,116,705           8,675,882
                                                                    ____________

                                                                       8,675,882
                                                                    ____________
Russia - 5.64%
     LUKOIL ADR                                      102,720           9,142,080
   + LUKOIL ADR                                       53,800           4,766,680
     Gazprom ADR                                     279,636          13,097,199
     Mobile Telesystems ADR                          124,500           5,988,450
     NovaTek GDR                                     157,880          10,183,260
     Unified Energy System GDR                        60,448           5,721,240
                                                                    ____________

                                                                      48,898,909
                                                                    ____________
South Africa - 8.26%
     Alexander Forbes                              3,219,921           6,899,188
     Barloworld                                      432,221           8,899,022
   + Liberty Group                                   652,118           7,063,701
     Mittal Steel South Africa                       700,310           8,924,944
     Remgro                                          441,277           9,886,231
     Sasol                                           337,572          11,850,832
     Standard Bank Group                             697,776           8,571,229
     Telkom                                          510,303           9,580,647
                                                                    ____________

                                                                      71,675,794
                                                                    ____________


                                                              (continues)     25

Statements of net assets


Delaware Emerging Markets Fund *


                                                   Number of          Market
                                                    Shares        Value (U.S. $)
________________________________________________________________________________

Common Stock (continued)
________________________________________________________________________________

South Korea - 13.72%
     Cheil Industries                                103,760        $  4,560,814
     CJ                                               53,734           6,157,708
     Daelim Industrial                               159,992          13,841,230
     GS Engineering & Construction                    41,369           3,868,255
     Hana Financial Group                             98,640           5,041,584
     Kookmin Bank                                    196,300          15,292,526
     Korea Electric Power                            251,480          10,485,653
     Korea Gas                                        94,609           4,443,621
     KT                                              229,310          11,769,601
     KT&G                                             80,566           5,279,459
     Lotte Confectionery                               3,768           4,662,610
   + Lotte Shopping                                   12,918           5,288,960
     POSCO ADR                                       112,500           8,871,750
     Samsung                                         134,000           4,750,951
     Samsung Electronics                              13,677           9,389,271
     Shinsegae                                         8,310           5,338,211
                                                                    ____________

                                                                     119,042,204
                                                                    ____________

Taiwan - 10.58%
     Asustek Computer                              5,772,645          15,868,527
     Cathay Financial Holding                      3,190,785           7,202,452
     Chunghwa Telecom                              4,392,956           7,987,193
     Formosa Chemicals & Fibre                     6,445,420          10,523,135
     Lite-On Technology                            4,769,723           6,187,071
     Mega Financial Holding                       10,476,125           7,936,458
     President Chain Store                         3,153,884           7,801,816
     Taiwan Semiconductor
          Manufacturing                            9,194,887          18,622,917
   + United Microelectronics                      14,796,933           9,677,030
                                                                    ____________

                                                                      91,806,599
                                                                    ____________
Thailand - 2.94%
     Advanced Info Service Class F                 2,711,788           6,308,240
     Kasikornbank NVDR                             4,405,200           8,652,084
     Siam Cement NVDR                              1,530,048          10,571,162
                                                                    ____________

                                                                      25,531,486
                                                                    ____________
Turkey - 1.57%
     Turk Sise ve Cam Fabrikalar                   1,535,311           5,544,545
     Turkiye Is Bankasi Class C                    1,934,491           8,050,676
                                                                    ____________

                                                                      13,595,221
                                                                    ____________
United States - 0.87%
   + Amkor Technology                                594,800           6,078,856
     Freeport-McMoRan Copper &
          Gold Class B                                23,000           1,446,010
                                                                    ____________

                                                                       7,524,866
                                                                    ____________
Total Common Stock
   (cost $640,911,365)                                               795,578,670
                                                                    ____________
________________________________________________________________________________

Preferred Stock - 7.47%
________________________________________________________________________________

Brazil - 4.27%
     AES Tiete 8.193%                            129,800,000           3,525,284
     Companhia Vale do Rio Doce
          Class A 5.38%                              774,570          18,095,959
     Investimentos Itau 11.40%                     2,372,543          11,013,421
     Ultrapar Participacoes 2.12%                    194,347           4,394,127
                                                                    ____________

                                                                      37,028,791
                                                                    ____________
South Korea - 3.20%
     Hyundai Motor 13.50%                            250,770          10,887,783
     Samsung Electronics 5.00%                        31,362          16,856,197
                                                                    ____________

                                                                      27,743,980
                                                                    ____________
Total Preferred Stock
     (cost $40,170,669)                                               64,772,771
                                                                    ____________
Total Market Value of Securities - 99.18%
     (cost $681,082,034)                                             860,351,441

Receivables and Other Assets
     Net of Liabilities - 0.82%                                        7,160,164
                                                                    ____________

Net Assets Applicable to 40,969,626
     Shares Outstanding - 100.00%                                   $867,511,605
                                                                    ____________

Net Asset Value - Delaware Emerging Markets Fund
     Class A ($533,041,557 / 25,043,898 Shares)                           $21.28
                                                                          ______

Net Asset Value - Delaware Emerging Markets Fund
     Class B ($37,943,815 / 1,821,842 Shares)                             $20.83
                                                                          ______

Net Asset Value - Delaware Emerging Markets Fund
     Class C ($183,562,427 / 8,823,023 Shares)                            $20.80
                                                                          ______

Net Asset Value - Delaware Emerging Markets Fund
     Institutional Class ($112,963,806 / 5,280,863 Shares)                $21.39
                                                                          ______


Components of Net Assets at November 30, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                             $461,042,310
Undistributed net investment income                                   19,155,377
Accumulated net realized gain on investments                         207,958,745
Net unrealized appreciation of investments and
     foreign currencies                                              179,355,173
                                                                    ____________

Total net assets                                                    $867,511,605
                                                                    ____________


* As of 11/30/06 the Fund was closed to new investors. Effective 1/2/07 the Fund reopened to new investors.

+ Non-income producing security for the year ended December 30, 2006.

# Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2006, the aggregate amount of Rule 144A securities equaled $5,358,143, which represented 0.62% of the Fund's net assets. See Note 10 in "Notes to Financial Statements."

| Securities have been classified by country of origin.

] Securities listed and traded on the Hong Kong Stock Exchange.

________________________________________________________________________________


________________________________________________________________________________

Summary of Abbreviations:

ADR - American Depositary Receipts
GDR - Global Depositary Receipts
NVDR - Non-Voting Depositary Receipts


Net Asset Value and Offering Price Per Share -
     Delaware Emerging Markets Fund

Net asset value Class A (A)                                               $21.28
Sales charge (5.75% of offering price) (B)                                  1.30
                                                                          ______

Offering Price                                                            $22.58
                                                                          ______


(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes


                                                              (continues)     27

Statements of net assets


Delaware Global Value Fund

November 30, 2006


                                                   Number of          Market
                                                    Shares        Value (U.S. $)
________________________________________________________________________________

Common Stock - 95.70% |
________________________________________________________________________________

Australia - 2.89%
     Coca-Cola Amatil                                133,336          $  786,862
     Telstra                                         112,654             335,071
     Telstra - Receipt                               116,857             215,735
     Westpac Banking                                  30,652             590,063
                                                                      __________

                                                                       1,927,731
                                                                      __________
Belgium - 1.00%
     Dexia                                            24,509             668,645
                                                                      __________

                                                                         668,645
                                                                      __________
Canada - 1.27%
     Canadian Pacific Railway                          1,674              93,043
   + CGI Group Class A                               109,060             753,060
                                                                      __________

                                                                         846,103
                                                                      __________
Denmark - 1.14%
     Novo Nordisk Class B                              9,803             756,723
                                                                      __________

                                                                         756,723
                                                                      __________
Finland - 2.11%
     Nokia Oyj                                        43,688             878,866
     Tietoenator Oyj                                  18,536             528,031
                                                                      __________

                                                                       1,406,897
                                                                      __________
France - 6.80%
     AXA                                              17,383             658,406
     Compagnie Saint-Gobain                            9,314             743,184
     Lafarge                                           5,132             745,583
     Lagardere                                         8,088             592,337
     Sanofi-Aventis                                    7,353             645,626
     Total                                            16,174           1,147,042
                                                                      __________

                                                                       4,532,178
                                                                      __________

Germany - 2.59%
     Bayerische Motoren Werke                         14,541             800,914
     Metro                                            14,827             925,255
                                                                      __________

                                                                       1,726,169
                                                                      __________

Hong Kong - 0.95%
     Esprit Holdings                                  61,000             632,447
                                                                      __________

                                                                         632,447
                                                                      __________
Japan - 11.57%
     Asahi Glass                                      63,500             750,480
     Canon                                            14,700             777,227
     Don Quijote                                      44,300             914,703
     Fujitsu                                          85,000             694,687
     Honda Motor                                      14,600             517,149
     Kao                                              26,000             700,821
     Mitsubishi UFJ Financial                             48             613,737
     Nissan Motor                                     55,800             680,688
     NTT DoCoMo                                          453             692,709
     Ono Pharmaceutical                               13,000             663,758
     Terumo                                           17,300             702,462
                                                                      __________

                                                                       7,708,421
                                                                      __________
Mexico - 1.96%
     Cemex S.A.B ADR                                 192,379             627,070
     Telefonos de Mexico ADR                          25,859             674,920
                                                                      __________

                                                                       1,301,990
                                                                      __________
Netherlands - 2.48%
     ING Groep CVA                                    22,057             940,308
     Koninklijke Philips Electronics                  19,155             712,585
                                                                      __________

                                                                       1,652,893
                                                                      __________
Norway - 0.61%
     Tandberg                                         29,237             403,446
                                                                      __________

                                                                         403,446
                                                                      __________
South Korea - 0.81%
     Kookmin Bank ADR                                  6,900             539,925
                                                                      __________

                                                                         539,925
                                                                      __________
Sweden - 1.12%
     Nordea Bank                                      52,636             743,092
                                                                      __________

                                                                         743,092
                                                                      __________
Switzerland - 1.18%
     Novartis AG                                      13,472             785,262
                                                                      __________

                                                                         785,262
                                                                      __________
United Kingdom - 12.15%
   + British Airways                                  80,209             776,963
     DSG International                                90,678             347,606
     Greggs                                            2,566             200,816
     HBOS                                             29,408             601,820
     Kesa Electricals                                107,871             755,988
     Rio Tinto                                        12,028             641,968
     Royal & Sun Alliance Insurance                   52,053             150,423
     Royal Bank of Scotland                           23,284             843,135
     Standard Chartered                               26,957             773,174
     Tomkins                                         120,849             566,607
     Travis Perkins                                   22,350             762,303
     Vodafone                                        288,008             761,513
     WPP Group                                        68,621             910,565
                                                                      __________

                                                                       8,092,881
                                                                      __________
United States - 45.07%
     Abbott Laboratories                              19,300             900,538
     Allstate                                         13,900             882,372
     AON                                              25,600             913,408
     AT&T                                             27,600             935,916
     Baxter International                             20,600             921,644
     Bristol-Myers Squibb                             36,500             906,295
     Chevron                                          13,000             940,160
     Chubb                                            17,300             895,448
     ConAgra Foods                                    35,800             920,060
     ConocoPhillips                                   14,200             955,660
     Donnelley (R.R.) & Sons                          25,700             906,439
     duPont (E.I.) deNemours                          18,800             882,284
     Gap                                              47,000             879,840
     Hartford Financial Services                      10,500             900,480
     Heinz (H.J.)                                     20,500             911,225
     Hewlett-Packard                                  23,200             915,472
     Huntington Bancshares                            37,000             899,470
   + Idearc                                            1,200              33,048
     Intel                                            42,700             911,645
     International Business Machines                   9,800             900,816
     Kimberly-Clark                                   13,600             903,992

                                                   Number of         Market
                                                    Shares        Value (U.S.$)
________________________________________________________________________________

Common Stock (continued)
________________________________________________________________________________

United States (continued)
     Limited Brands                                   29,100         $   922,179
     Mattel                                           40,300             884,585
     Merck                                            20,600             916,906
     Morgan Stanley                                   11,800             898,688
     Pfizer                                           33,300             915,417
     Progress Energy                                  19,000             907,630
     Safeway                                          29,800             918,138
     Verizon Communications                           26,200             915,428
     Wachovia                                         16,700             904,973
     Washington Mutual                                21,000             917,280
     Waste Management                                 24,400             893,284
     Wyeth                                            18,700             902,836
   + Xerox                                            54,900             905,850
                                                                     ___________

                                                                      30,019,406
                                                                     ___________
Total Common Stock
     (cost $59,216,038)                                               63,744,209
                                                                     ___________

                                                   Principal
                                                    Amount
________________________________________________________________________________

Repurchase Agreements - 0.12%
________________________________________________________________________________

     With BNP Paribas 5.26% 12/1/06
          (dated 11/30/06, to be repurchased
          at $34,375, collateralized by
          $35,330 U.S. Treasury Notes 2.75%
          due 8/15/07, market value $35,086)         $34,370             34,370
     With Cantor Fitzgerald 5.26% 12/1/06
          (dated 11/30/06, to be repurchased
          at $20,963, collateralized by
          $17,000 U.S. Treasury Bills due
          12/28/06, market value $16,936
          and $4,360 U.S. Treasury Notes
          6.25% due 2/15/07, market value
          $4,452)                                     20,960             20,960
     With UBS Warburg 5.26% 12/1/06
          (dated 11/30/06, to be repurchased
          at $22,673, collateralized by
          $23,690 U.S. Treasury Bills due
          5/24/07, market value $23,131)              22,670             22,670
                                                                    ___________

Total Repurchase Agreements
     (cost $78,000)                                                      78,000
                                                                    ___________

Total Market Value of Securities - 95.70%
     (cost $59,294,038)                                              63,822,209

Receivables and Other Assets
     Net of Liabilities - 4.18%                                       2,785,418
                                                                    ___________

Net Assets Applicable to 5,048,457 Shares
     Outstanding - 100.00%                                          $66,607,627
                                                                    ___________

Net Asset Value - Delaware Global Value Fund Class A
     ($36,416,057 / 2,747,339 Shares)                                    $13.26
                                                                         ______

Net Asset Value - Delaware Global Value Fund Class B
     ($7,453,151 / 570,082 Shares)                                       $13.07
                                                                         ______

Net Asset Value - Delaware Global Value Fund Class C
     ($17,544,989 / 1,340,827 Shares)                                    $13.09
                                                                         ______

Net Asset Value - Delaware Global Value Fund
     Institutional Class ($5,193,430 / 390,209 Shares)                   $13.31
                                                                         ______

Components of Net Assets at November 30, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                             $50,287,773
Undistributed net investment income                                     232,488
Accumulated net realized gain on investments                         11,551,356
Net unrealized appreciation of investments
     and foreign currencies                                           4,536,010
                                                                    ___________

Total net assets                                                    $66,607,627
                                                                    ___________

+ Non-income producing security for the year ended November 30, 2006.

| Securities have been classified by country of origin.

Summary of Abbreviations:

ADR - American Depositary Receipts
CAD - Canadian Dollar
CVA - Dutch Certificate
JPY - Japanese Yen
USD - United States Dollar

Net Asset Value and Offering Price Per Share -
     Delaware Global Value Fund

Net asset value Class A (A)                                              $13.26
Sales charge (5.75% of offering price) (B)                                 0.80
                                                                         ______

Offering price                                                           $14.06
                                                                         ______

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchase of $50,000 or more.

The following foreign currency exchange contracts were outstanding at November 30,2006:

Foreign Currency Exchange Contracts (1)

Contracts to             In Exchange          Settlement            Unrealized
Receive (Deliver)            For                 Date              Appreciation
_________________        ____________         __________           ____________

CAD  (133,695)           USD 116,918           12/1/06                 (86)
CAD  (140,845)           USD 123,440           12/4/06                $178
JPY 3,399,254            USD (29,269)          12/1/06                  98
JPY 4,174,469            USD (35,909)          12/4/06                 166
                                                                      ____

                                                                      $356
                                                                      ____

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

(1) See Note 8 in "Notes to Financial Statements."

See accompanying notes

Statements of assets and liabilities


Delaware International Funds

November 30, 2006


                                                                                       Delaware
                                                                                    International        Delaware         Delaware
                                                                                     Value Equity        Emerging          Global
                                                                                         Fund          Markets Fund      Value Fund
Assets:

     Investments at market                                                          $1,004,726,787     $860,351,441     $63,822,209
     Short-term investments held as collateral for loaned securities                   138,674,745                -               -
     Foreign currencies                                                                  3,542,478                -         125,048
     Cash                                                                                  410,146       13,347,763       1,358,346
     Receivable for securities sold                                                     10,642,804        6,653,038         864,157
     Dividends and interest receivable                                                   2,541,658        1,966,068         192,851
     Subscriptions receivable                                                            1,650,049        1,155,521         861,294
     Foreign currency contracts, at value                                                   19,442                -             356
                                                                                    ______________     ____________     ___________

     Total assets                                                                    1,162,208,109      883,473,831      67,224,261
                                                                                    ______________     ____________     ___________

Liabilities:

     Payable for securities purchased                                                    2,909,990        9,659,413         414,840
     Liquidations payable                                                                2,194,428        3,523,342          95,321
     Foreign Currency Overdraft                                                                  -          404,124               -
     Due to manager and affiliates                                                       1,107,539        1,362,869          72,880
     Other accrued expenses                                                                464,887        1,012,478          33,593
     Obligation to return security lending collateral                                  138,674,745                -               -
                                                                                    ______________     ____________     ___________

     Total liabilities                                                                 145,351,589       15,962,226         616,634
                                                                                    ______________     ____________     ___________


Total net assets                                                                    $1,016,856,520     $867,511,605     $66,607,627
                                                                                    ______________     ____________     ___________

     Investments at cost                                                            $  953,626,145     $681,082,034     $59,294,038
     Cost of short-term investments held as collateral for loaned securities        $  138,674,745                -               -
     Foreign currencies at cost                                                     $    3,434,696     $   (471,100)    $   122,908

See accompanying notes

Statements of operations


Delaware International Funds

Year Ended November 30, 2006


                                                                                       Delaware          Delaware         Delaware
                                                                                    International        Emerging          Global
                                                                                  Value Equity Fund    Markets Fund      Value Fund
Investment Income:

     Dividends                                                                     $  36,853,680      $ 55,778,857      $ 1,074,985
     Interest                                                                            754,071           490,063           50,377
     Securities lending income                                                           700,746                 -                -
     Foreign tax withheld                                                             (2,331,645)       (5,364,291)         (46,909)
                                                                                   _____________      ____________      ___________

                                                                                      35,976,852        50,904,629        1,078,453
                                                                                   _____________      ____________      ___________

Expenses:

     Management fees                                                                   8,535,287        14,789,434          412,505
     Dividend disbursing and transfer agent fees and expenses                          1,515,136         2,101,107          112,686
     Distribution expenses - Class A                                                   1,484,189         2,062,025           73,178
     Distribution expenses - Class B                                                     397,787           376,170           48,118
     Distribution expenses - Class C                                                   1,426,126         2,086,727           97,787
     Distribution expenses - Class R                                                      25,396                 -                -
     Custodian fees                                                                      504,261         2,344,378           35,287
     Accounting and administration expenses                                              415,365           488,583           17,126
     Registration fees                                                                   121,507            77,983           50,761
     Reports and statements to shareholders                                              202,565           270,923            8,012
     Trustees' fees and benefits                                                         188,126           198,832            8,420
     Legal fees                                                                          109,258           125,507            4,561
     Audit and tax                                                                        57,098            68,573           12,390
     Insurance fees                                                                       40,161            43,037            1,997
     Consulting fees                                                                      32,477            39,432            1,303
     Taxes (other than taxes on income)                                                    5,575            30,526            1,081
     Dues and services                                                                     7,059            12,630            1,517
     Pricing fees                                                                          6,775             8,235            6,684
     Trustees' expenses                                                                    3,582             4,226              160
                                                                                   _____________      ____________      ___________

                                                                                      15,077,730        25,128,328          893,573
     Less expenses absorbed or waived                                                   (260,939)                -          (99,646)
     Less waiver of distribution expenses - Class A                                            -          (342,171)         (12,080)
     Less waiver of distribution expenses - Class R                                       (4,233)                -                -
                                                                                   _____________      ____________      ___________

     Total operating expenses                                                         14,812,558        24,786,157          781,847
                                                                                   _____________      ____________      ___________

Net Investment Income                                                                 21,164,294        26,118,472          296,606
                                                                                   _____________      ____________      ___________

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:

     Net realized gain (loss) on:
          Investments                                                                305,745,672       208,255,230       11,793,289
          Foreign currencies                                                            (175,796)       (1,626,773)          10,424
                                                                                   _____________      ____________      ___________

     Net realized gain                                                               305,569,876       206,628,457       11,803,713
     Net change in unrealized appreciation/depreciation of investments
          and foreign currencies                                                    (116,415,453)       15,715,085       (1,019,452)
                                                                                   _____________      ____________      ___________

Net Realized and Unrealized Gain on Investments and Foreign Currencies               189,154,423       222,343,542       10,784,261
                                                                                   _____________      ____________      ___________


Net Increase in Net Assets Resulting from Operations                               $ 210,318,717      $248,462,014      $11,080,867
                                                                                   _____________      ____________      ___________


See accompanying notes

Statements of changes in net assets


Delaware International Funds



                                              Delaware International          Delaware Emerging              Delaware Global
                                                 Value Equity Fund               Markets Fund                  Value Fund
                                                    Year Ended                    Year Ended                   Year Ended
                                             11/30/06       11/30/05        11/30/06       11/30/05      11/30/06       11/30/05

Increase (Decrease) in Net Assets
   from Operations:

   Net investment income                 $   21,164,294  $  16,091,127  $   26,118,472  $   14,998,689  $    296,606  $    268,943
   Net realized gain on investments and
      foreign currencies                    305,569,876     37,475,802     206,628,457      61,984,856    11,803,713     4,040,370
   Net change in unrealized appreciation/
      depreciation of investments and
      foreign currencies                   (116,415,453)    28,898,757      15,715,085     117,132,615    (1,019,452)     (647,870)
                                         ______________  _____________  ______________  ______________  ____________  ____________

   Net increase in net assets resulting
      from operations                       210,318,717     82,465,686     248,462,014     194,116,160    11,080,867     3,661,443
                                         ______________  _____________  ______________  ______________  ____________  ____________

Dividends and Distributions to
   Shareholders from:

   Net investment income:
      Class A                               (10,783,154)    (1,210,935)    (10,863,854)     (1,434,353)     (415,353)      (24,813)
      Class B                                  (609,041)             -        (305,960)              -       (47,963)            -
      Class C                                (2,077,570)             -      (1,784,911)              -       (86,200)            -
      Class R                                   (65,749)        (1,961)              -               -             -             -
      Institutional Class                    (7,217,663)    (1,191,998)     (4,816,481)       (573,636)     (106,140)       (2,590)

   Net realized gain on investments:
      Class A                              (143,449,371)    (2,787,074)    (36,355,031)     (5,986,863)   (2,368,209)     (752,142)
      Class B                               (11,500,816)      (346,474)     (1,856,454)       (445,060)     (419,908)     (306,317)
      Class C                               (41,580,289)      (652,080)    (10,856,721)     (1,567,428)     (754,672)     (199,972)
      Class R                                (1,197,886)       (15,793)              -               -             -             -
      Institutional Class                  (103,749,586)    (1,600,367)    (13,983,329)     (1,776,421)     (541,472)      (31,399)
                                         ______________  _____________  ______________  ______________  ____________  ____________

                                           (322,231,125)    (7,806,682)    (80,822,741)    (11,783,761)   (4,739,917)   (1,317,233)
                                         ______________  _____________  ______________  ______________  ____________  ____________

Capital Share Transactions:

   Proceeds from shares sold:
      Class A                               154,608,325    209,780,329      81,473,183     564,036,782    26,378,411    10,493,968
      Class B                                 8,138,418     10,254,637       1,930,323      19,284,278     3,993,397     2,974,904
      Class C                                42,225,422     58,028,141      15,266,367     150,209,966     9,958,579     2,841,714
      Class R                                 2,695,062      1,789,318               -               -             -             -
      Institutional Class                   198,319,874    166,756,741     101,203,890     204,049,413     3,419,654     5,325,087

   Net asset value of shares issued upon
      reinvestment of dividends
      and distributions:
      Class A                               140,702,741      3,705,324      41,055,914       6,392,451     2,257,775       696,858
      Class B                                10,921,175        326,042       1,971,477         411,161       344,842       271,067
      Class C                                39,123,629        608,518      11,594,628       1,489,250       795,406       190,516
      Class R                                   647,736         17,742               -               -             -             -
      Institutional Class                    95,646,732      1,688,530      15,229,642       2,096,901       118,337         2,785
                                         ______________  _____________  ______________  ______________  ____________  ____________

                                            693,029,114    452,955,322     269,725,424     947,970,202    47,266,401    22,796,899
                                         ______________  _____________  ______________  ______________  ____________  ____________

   Cost of shares repurchased:
      Class A                              (238,403,500)   (93,439,192)   (411,269,983)   (169,775,900)  (16,308,383)   (8,551,263)
      Class B                               (13,349,798)   (15,097,312)     (8,497,036)     (5,531,659)   (1,101,792)   (6,864,351)
      Class C                               (46,337,377)   (13,648,545)    (86,452,263)    (22,070,997)   (1,237,745)   (1,384,871)
      Class R                                (1,432,035)      (485,784)              -               -             -             -
      Institutional Class                  (175,765,070)   (91,392,568)   (291,953,837)    (44,796,531)   (3,403,434)   (1,581,255)
                                         ______________  _____________  ______________  ______________  ____________  ____________

                                           (475,287,780)  (214,063,401)   (798,173,119)   (242,175,087)  (22,051,354)  (18,381,740)
                                         ______________  _____________  ______________  ______________  ____________  ____________

Increase (decrease) in net assets derived
   from capital share transactions          217,741,334    238,891,921    (528,447,695)    705,795,115    25,215,047     4,415,159
                                         ______________  _____________  ______________  ______________  ____________  ____________

Net Increase (Decrease) in Net Assets       105,828,926    313,550,925    (360,808,422)    888,127,514    31,555,997     6,759,369

Net Assets:

   Beginning of year                        911,027,594    597,476,669   1,228,320,027     340,192,513    35,051,630    28,292,261
                                         ______________  _____________  ______________  ______________  ____________  ____________

   End of year                           $1,016,856,520  $ 911,027,594  $  867,511,605  $1,228,320,027  $ 66,607,627  $ 35,051,630
                                         ______________  _____________  ______________  ______________  ____________  ____________

   Undistributed net investment income   $   10,405,870  $  19,111,675  $   19,155,377  $   12,393,988  $    232,488  $    581,114
                                         ______________  _____________  ______________  ______________  ____________  ____________


See accompanying notes

Financial highlights


Delaware International Value Equity Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                     11/30/06      11/30/05     11/30/04     11/30/03    11/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $18.130       $16.340      $13.350      $11.020     $12.360

Income (loss) from investment operations:

Net investment income (1)                                               0.339         0.388        0.261        0.184       0.085
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                             3.220         1.610        2.891        2.626      (0.992)
                                                                      _______       _______      _______      _______     _______

Total from investment operations                                        3.559         1.998        3.152        2.810      (0.907)
                                                                      _______       _______      _______      _______     _______

Less dividends and distributions from:

Net investment income                                                  (0.412)       (0.063)      (0.162)      (0.091)     (0.123)
Net realized gain on investments                                       (5.267)       (0.145)           -       (0.389)     (0.310)
                                                                      _______       _______      _______      _______     _______

Total dividends and distributions                                      (5.679)       (0.208)      (0.162)      (0.480)     (0.433)
                                                                      _______       _______      _______      _______     _______


Net asset value, end of period                                        $16.010       $18.130      $16.340      $13.350     $11.020
                                                                      _______       _______      _______      _______     _______


Total return (2)                                                       23.57%        12.35%       23.83%       26.87%      (7.55%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $472,803      $468,217     $308,751     $195,950     $88,499
Ratio of expenses to average net assets                                 1.41%         1.48%        1.70%        2.04%       2.13%
Ratio of expenses to average net assets
     prior to expense limitations and expenses paid indirectly          1.43%         1.48%        1.70%        2.04%       2.13%
Ratio of net investment income to average net assets                    2.05%         2.24%        1.78%        1.60%       0.72%
Ratio of net investment income to average net assets
     prior to expense limitations and expenses paid indirectly          2.03%         2.24%        1.78%        1.60%       0.72%
Portfolio turnover                                                       127%           14%           7%          14%         23%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


                                                              (continues)     33

Financial highlights


Delaware International Value Equity Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                     11/30/06      11/30/05     11/30/04     11/30/03    11/30/02
___________________________________________________________________________________________________________________________________


Net asset value, beginning of period                                  $17.910       $16.200      $13.250      $10.930     $12.250

Income (loss) from investment operations:

Net investment income (1)                                               0.226         0.269        0.160        0.106       0.003
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                             3.173         1.586        2.873        2.613      (0.980)
                                                                      _______       _______      _______      _______     _______

Total from investment operations                                        3.399         1.855        3.033        2.719      (0.977)
                                                                      _______       _______      _______      _______     _______


Less dividends and distributions from:

Net investment income                                                  (0.292)            -       (0.083)      (0.010)     (0.033)
Net realized gain on investments                                       (5.267)       (0.145)           -       (0.389)     (0.310)
                                                                      _______       _______      _______      _______     _______

Total dividends and distributions                                      (5.559)       (0.145)      (0.083)      (0.399)     (0.343)
                                                                      _______       _______      _______      _______     _______

Net asset value, end of period                                        $15.750       $17.910      $16.200      $13.250     $10.930
                                                                      _______       _______      _______      _______     _______


Total return (2)                                                       22.70%        11.53%       23.00%       25.99%      (8.16%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $39,834       $38,284      $38,962      $31,904     $24,006
Ratio of expenses to average net assets                                 2.11%         2.18%        2.40%        2.74%       2.83%
Ratio of expenses to average net assets
     prior to expense limitations and expenses paid indirectly          2.13%         2.18%        2.40%        2.74%       2.83%
Ratio of net investment income to average net assets                    1.35%         1.54%        1.08%        0.90%       0.02%
Ratio of net investment income to average net assets
     prior to expense limitations and expenses paid indirectly          1.33%         1.54%        1.08%        0.90%       0.02%
Portfolio turnover                                                       127%           14%           7%          14%         23%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware International Value Equity Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                     11/30/06      11/30/05     11/30/04     11/30/03    11/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $17.890       $16.180      $13.240      $10.910     $12.240

Income (loss) from investment operations:

Net investment income (1)                                               0.226         0.269        0.160        0.104       0.005
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                             3.173         1.586        2.863        2.625      (0.992)
                                                                      _______       _______      _______      _______     _______

Total from investment operations                                        3.399         1.855        3.023        2.729      (0.987)
                                                                      _______       _______      _______      _______     _______


Less dividends and distributions from:

Net investment income                                                  (0.292)            -       (0.083)      (0.010)     (0.033)
Net realized gain on investments                                       (5.267)       (0.145)           -       (0.389)     (0.310)
                                                                      _______       _______      _______      _______     _______

Total dividends and distributions                                      (5.559)       (0.145)      (0.083)      (0.399)     (0.343)
                                                                      _______       _______      _______      _______     _______


Net asset value, end of period                                        $15.730       $17.890      $16.180      $13.240     $10.910
                                                                      _______       _______      _______      _______     _______


Total return (2)                                                       22.73%        11.55%       22.94%       26.13%      (8.25%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $144,298      $124,931      $70,169      $34,852     $13,604
Ratio of expenses to average net assets                                 2.11%         2.18%        2.40%        2.74%       2.83%
Ratio of expenses to average net assets
     prior to expense limitations and expenses paid indirectly          2.13%         2.18%        2.40%        2.74%       2.83%
Ratio of net investment income to average net assets                    1.35%         1.54%        1.08%        0.90%       0.02%
Ratio of net investment income to average net assets
     prior to expense limitations and expenses paid indirectly          1.33%         1.54%        1.08%        0.90%       0.02%
Portfolio turnover                                                       127%           14%           7%          14%         23%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


                                                              (continues)     35

Financial highlights


Delaware International Value Equity Fund Class R


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                                _____________________________________   6/2/03 (1)
                                                                                                                           to
                                                                                   11/30/06     11/30/05     11/30/04   11/30/03
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                                $18.050      $16.270      $13.350    $11.480

Income from investment operations:

Net investment income (2)                                                             0.308        0.343        0.217      0.020
Net realized and unrealized gain on investments
     and foreign currencies                                                           3.207        1.600        2.879      1.850
                                                                                    _______      _______      _______    _______

Total from investment operations                                                      3.515        1.943        3.096      1.870
                                                                                    _______      _______      _______    _______


Less dividends and distributions from:

Net investment income                                                                (0.368)      (0.018)      (0.176)         -
Net realized gain on investments                                                     (5.267)      (0.145)           -          -
                                                                                    _______      _______      _______    _______

Total dividends and distributions                                                    (5.635)      (0.163)      (0.176)         -
                                                                                    _______      _______      _______    _______


Net asset value, end of period                                                      $15.930      $18.050      $16.270    $13.350
                                                                                    _______      _______      _______    _______


Total return (3)                                                                     23.33%       12.04%       23.43%     16.29%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                              $4,575       $3,097       $1,547       $346
Ratio of expenses to average net assets                                               1.61%        1.74%        2.00%      2.47%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly                         1.73%        1.78%        2.00%      2.47%
Ratio of net investment income to average net assets                                  1.85%        1.98%        1.48%      0.33%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly                         1.73%        1.94%        1.48%      0.33%
Portfolio turnover                                                                     127%          14%           7%        14% (4)
____________________________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(4) Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes

Delaware International Value Equity Fund Institutional Class


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                     11/30/06      11/30/05     11/30/04     11/30/03    11/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $18.210       $16.410      $13.400      $11.060     $12.410

Income (loss) from investment operations:

Net investment income (1)                                               0.389         0.439        0.305        0.218       0.120
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                             3.233         1.614        2.902        2.637      (0.998)
                                                                      _______       _______      _______      _______     _______

Total from investment operations                                        3.622         2.053        3.207        2.855      (0.878)
                                                                      _______       _______      _______      _______     _______

Less dividends and distributions from:

Net investment income                                                  (0.465)       (0.108)      (0.197)      (0.126)     (0.162)
Net realized gain on investments                                       (5.267)       (0.145)           -       (0.389)     (0.310)
                                                                      _______       _______      _______      _______     _______

Total dividends and distributions                                      (5.732)       (0.253)      (0.197)      (0.515)     (0.472)
                                                                      _______       _______      _______      _______     _______


Net asset value, end of period                                        $16.100       $18.210      $16.410      $13.400     $11.060
                                                                      _______       _______      _______      _______     _______


Total return (2)                                                       23.93%        12.67%       24.21%       27.29%      (7.29%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $355,347      $276,499     $178,048     $102,974     $56,127
Ratio of expenses to average net assets                                 1.11%         1.18%        1.40%        1.74%       1.83%
Ratio of expenses to average net assets
     prior to expense limitations and expenses paid indirectly          1.13%         1.18%        1.40%        1.74%       1.83%
Ratio of net investment income to average net assets                    2.35%         2.54%        2.08%        1.90%       1.02%
Ratio of net investment income to average net assets
     prior to expense limitations and expenses paid indirectly          2.33%         2.54%        2.08%        1.90%       1.02%
Portfolio turnover                                                       127%           14%           7%          14%         23%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


                                                              (continues)     37

Financial highlights


Delaware Emerging Markets Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                     11/30/06      11/30/05     11/30/04     11/30/03    11/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $17.950       $14.550      $10.890       $7.240      $6.920

Income from investment operations:

Net investment income (1)                                               0.419         0.309        0.225        0.111       0.181
Net realized and unrealized gain on investments
     and foreign currencies                                             4.080         3.567        3.637        3.712       0.269
                                                                      _______       _______      _______      _______     _______

Total from investment operations                                        4.499         3.876        3.862        3.823       0.450
                                                                      _______       _______      _______      _______     _______


Less dividends and distributions from:

Net investment income                                                  (0.269)       (0.092)      (0.202)      (0.173)     (0.130)
Net realized gain on investments                                       (0.900)       (0.384)           -            -           -
                                                                      _______       _______      _______      _______     _______

Total dividends and distributions                                      (1.169)       (0.476)      (0.202)      (0.173)     (0.130)
                                                                      _______       _______      _______      _______     _______


Net asset value, end of period                                        $21.280       $17.950      $14.550      $10.890      $7.240
                                                                      _______       _______      _______      _______     _______


Total return (2)                                                       26.52%        27.42%       36.01%       54.01%       6.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $533,042      $724,417     $209,870      $38,383      $8,202
Ratio of expenses to average net assets                                 1.94%         1.97%        1.91%        1.95%       1.95%
Ratio of expenses to average net assets
     prior to expense limitation                                        1.99%         2.02%        2.12%        2.66%       2.99%
Ratio of net investment income to average net assets                    2.23%         1.90%        1.81%        1.28%       2.46%
Ratio of net investment income to average net assets
     prior to expense limitation                                        2.18%         1.85%        1.60%        0.57%       1.42%
Portfolio turnover                                                        46%           25%          34%          55%         33%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Emerging Markets Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                     11/30/06      11/30/05     11/30/04     11/30/03    11/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $17.600       $14.290      $10.710       $7.120      $6.800

Income from investment operations:

Net investment income (1)                                               0.280         0.191        0.135        0.050       0.126
Net realized and unrealized gain on investments
   and foreign currencies                                               3.998         3.503        3.583        3.658       0.271
                                                                      _______       _______      _______      _______     _______

Total from investment operations                                        4.278         3.694        3.718        3.708       0.397
                                                                      _______       _______      _______      _______     _______


Less dividends and distributions from:

Net investment income                                                  (0.148)            -       (0.138)      (0.118)     (0.077)
Net realized gain on investments                                       (0.900)       (0.384)           -            -           -
                                                                      _______       _______      _______      _______     _______

Total dividends and distributions                                      (1.048)       (0.384)      (0.138)      (0.118)     (0.077)
                                                                      _______       _______      _______      _______     _______


Net asset value, end of period                                        $20.830       $17.600      $14.290      $10.710      $7.120
                                                                      _______       _______      _______      _______     _______


Total return (2)                                                       25.59%        26.47%       35.08%       52.90%       5.90%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $37,944       $36,399      $16,027       $6,695      $3,050
Ratio of expenses to average net assets                                 2.69%         2.72%        2.66%        2.70%       2.70%
Ratio of expenses to average net assets
     prior to expense limitation                                        2.69%         2.72%        2.82%        3.36%       3.69%
Ratio of net investment income to average net assets                    1.48%         1.15%        1.06%        0.53%       1.71%
Ratio of net investment income (loss) to average net assets
     prior to expense limitation                                        1.48%         1.15%        0.90%       (0.13%)      0.72%
Portfolio turnover                                                        46%           25%          34%          55%         33%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


                                                              (continues)     39

Financial highlights


Delaware Emerging Markets Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                     11/30/06      11/30/05     11/30/04     11/30/03    11/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $17.580       $14.270      $10.700       $7.110      $6.800

Income from investment operations:

Net investment income (1)                                               0.280         0.191        0.135        0.048       0.126
Net realized and unrealized gain on investments
      and foreign currencies                                            3.988         3.503        3.573        3.660       0.261
                                                                      _______       _______      _______      _______     _______

Total from investment operations                                        4.268         3.694        3.708        3.708       0.387
                                                                      _______       _______      _______      _______     _______


Less dividends and distributions from:

Net investment income                                                  (0.148)            -       (0.138)      (0.118)     (0.077)
Net realized gain on investments                                       (0.900)       (0.384)           -            -           -
                                                                      _______       _______      _______      _______     _______

Total dividends and distributions                                      (1.048)       (0.384)      (0.138)      (0.118)     (0.077)
                                                                      _______       _______      _______      _______     _______


Net asset value, end of period                                        $20.800       $17.580      $14.270      $10.700      $7.110
                                                                      _______       _______      _______      _______     _______


Total return (2)                                                       25.56%        26.51%       35.02%       52.97%       5.75%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $183,562      $211,896      $50,564       $6,259      $1,391
Ratio of expenses to average net assets                                 2.69%         2.72%        2.66%        2.70%       2.70%
Ratio of expenses to average net assets
     prior to expense limitation                                        2.69%         2.72%        2.82%        3.36%       3.69%
Ratio of net investment income to average net assets                    1.48%         1.15%        1.06%        0.53%       1.71%
Ratio of net investment income (loss) to average net assets
     prior to expense limitation                                        1.48%         1.15%        0.90%       (0.13%)      0.72%
Portfolio turnover                                                        46%           25%          34%          55%         33%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Emerging Markets Fund Institutional Class


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                     11/30/06      11/30/05     11/30/04     11/30/03    11/30/02
___________________________________________________________________________________________________________________________________


Net asset value, beginning of period                                  $18.030       $14.610      $10.920       $7.260      $6.940

Income from investment operations:

Net investment income (1)                                               0.466         0.349        0.256        0.134       0.199
Net realized and unrealized gain on investments
     and foreign currencies                                             4.104         3.579        3.659        3.717       0.269
                                                                      _______       _______      _______      _______     _______

Total from investment operations                                        4.570         3.928        3.915        3.851       0.468
                                                                      _______       _______      _______      _______     _______


Less dividends and distributions from:

Net investment income                                                  (0.310)       (0.124)      (0.225)      (0.191)     (0.148)
Net realized gain on investments                                       (0.900)       (0.384)           -            -           -
                                                                      _______       _______      _______      _______     _______

Total dividends and distributions                                      (1.210)       (0.508)      (0.225)      (0.191)     (0.148)
                                                                      _______       _______      _______      _______     _______


Net asset value, end of period                                        $21.390       $18.030      $14.610      $10.920      $7.260
                                                                      _______       _______      _______      _______     _______


Total return (2)                                                       26.87%        27.73%       36.34%       54.52%       6.88%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $112,964      $255,608      $63,732       $6,131      $2,753
Ratio of expenses to average net assets                                 1.69%         1.72%        1.66%        1.70%       1.70%
Ratio of expenses to average net assets
     prior to expense limitation                                        1.69%         1.72%        1.82%        2.36%       2.69%
Ratio of net investment income to average net assets                    2.48%         2.15%        2.06%        1.53%       2.71%
Ratio of net investment income to average net assets
     prior to expense limitation                                        2.48%         2.15%        1.90%        0.87%       1.72%
Portfolio turnover                                                        46%           25%          34%          55%         33%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


                                                              (continues)     41

Financial highlights


Delaware Global Value Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                     11/30/06      11/30/05     11/30/04     11/30/03    11/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.660       $10.810       $8.700       $6.250      $7.410

Income (loss) from investment operations:

Net investment income (1)                                               0.111         0.120        0.156        0.113       0.143
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                             3.084         1.231        2.059        2.457      (1.098)
                                                                      _______       _______      _______      _______     _______

Total from investment operations                                        3.195         1.351        2.215        2.570      (0.955)
                                                                      _______       _______      _______      _______     _______


Less dividends and distributions from:

Net investment income                                                  (0.238)       (0.016)      (0.105)      (0.120)     (0.138)
Net realized gain on investments                                       (1.357)       (0.485)           -            -      (0.067)
                                                                      _______       _______      _______      _______     _______

Total dividends and distributions                                      (1.595)       (0.501)      (0.105)      (0.120)     (0.205)
                                                                      _______       _______      _______      _______     _______


Net asset value, end of period                                        $13.260       $11.660      $10.810       $8.700      $6.250
                                                                      _______       _______      _______      _______     _______


Total return (2)                                                       30.83%        12.97%       25.74%       41.97%     (13.23%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $36,416       $20,613      $16,597      $12,699      $4,839
Ratio of expenses to average net assets                                 1.59%         1.89%        1.50%        1.50%       1.50%
Ratio of expenses to average net assets
     prior to expense limitation                                        1.88%         2.13%        2.21%        2.10%       2.57%
Ratio of net investment income to average net assets                    0.93%         1.06%        1.64%        1.59%       2.03%
Ratio of net investment income to average net assets
     prior to expense limitation                                        0.64%         0.82%        0.93%        0.99%       0.96%
Portfolio turnover                                                       124%           51%          36%          59%         24%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Delaware Global Value Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                     11/30/06      11/30/05     11/30/04     11/30/03    11/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.510       $10.740       $8.660       $6.210      $7.410

Income (loss) from investment operations:

Net investment income (1)                                               0.022         0.037        0.085        0.060       0.091
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                             3.050         1.218        2.042        2.457      (1.100)
                                                                      _______       _______      _______      _______     _______

Total from investment operations                                        3.072         1.255        2.127        2.517      (1.009)
                                                                      _______       _______      _______      _______     _______


Less dividends and distributions from:

Net investment income                                                  (0.155)            -       (0.047)      (0.067)     (0.124)
Net realized gain on investments                                       (1.357)       (0.485)           -            -      (0.067)
                                                                      _______       _______      _______      _______     _______

Total dividends and distributions                                      (1.512)       (0.485)      (0.047)      (0.067)     (0.191)
                                                                      _______       _______      _______      _______     _______


Net asset value, end of period                                        $13.070       $11.510      $10.740       $8.660      $6.210
                                                                      _______       _______      _______      _______     _______


Total return (2)                                                       29.95%        12.11%       24.68%       41.00%     (13.95%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $7,453        $3,483       $6,673       $6,064      $2,929
Ratio of expenses to average net assets                                 2.34%         2.64%        2.25%        2.25%       2.25%
Ratio of expenses to average net assets
     prior to expense limitation                                        2.58%         2.83%        2.91%        2.80%       3.32%
Ratio of net investment income to average net assets                    0.18%         0.31%        0.89%        0.84%       1.28%
Ratio of net investment income (loss) to average net assets
     prior to expense limitation                                       (0.06%)        0.12%        0.23%        0.29%       0.21%
Portfolio turnover                                                       124%           51%          36%          59%         24%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes


                                                              (continues)     43

Financial highlights


Delaware Global Value Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                     11/30/06      11/30/05     11/30/04     11/30/03    11/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.520       $10.750       $8.660       $6.210      $7.410

Income (loss) from investment operations:

Net investment income (1)                                               0.022         0.037        0.084        0.054       0.089
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                             3.060         1.218        2.053        2.463      (1.098)
                                                                      _______       _______      _______      _______     _______

Total from investment operations                                        3.082         1.255        2.137        2.517      (1.009)
                                                                      _______       _______      _______      _______     _______


Less dividends and distributions from:

Net investment income                                                  (0.155)            -       (0.047)      (0.067)     (0.124)

Net realized gain on investments                                       (1.357)       (0.485)           -            -      (0.067)
                                                                      _______       _______      _______      _______     _______

Total dividends and distributions                                      (1.512)       (0.485)      (0.047)      (0.067)     (0.191)
                                                                      _______       _______      _______      _______     _______


Net asset value, end of period                                        $13.090       $11.520      $10.750       $8.660      $6.210
                                                                      _______       _______      _______      _______     _______


Total return (2)                                                       29.92%        12.10%       24.80%       41.00%     (13.95%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $17,545        $6,380       $4,355       $1,504         $95
Ratio of expenses to average net assets                                 2.34%         2.64%        2.25%        2.25%       2.25%
Ratio of expenses to average net assets
     prior to expense limitation                                        2.58%         2.83%        2.91%        2.80%       3.32%
Ratio of net investment income to average net assets                    0.18%         0.31%        0.89%        0.84%       1.28%
Ratio of net investment income (loss) to average net assets
     prior to expense limitation                                       (0.06%)        0.12%        0.23%        0.29%       0.21%
Portfolio turnover                                                       124%           51%          36%          59%         24%
__________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Delaware Global Value Fund Institutional Class


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     ______________________________________________________________

                                                                     11/30/06      11/30/05     11/30/04     11/30/03    11/30/02
___________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $11.700       $10.840       $8.730       $6.260      $7.410

Income (loss) from investment operations:

Net investment income (1)                                               0.141         0.148        0.180        0.131       0.161
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                             3.092         1.237        2.053        2.476      (1.101)
                                                                      _______       _______      _______      _______     _______

Total from investment operations                                        3.233         1.385        2.233        2.607      (0.940)
                                                                      _______       _______      _______      _______     _______

Less dividends and distributions from:

Net investment income                                                  (0.266)       (0.040)      (0.123)      (0.137)     (0.143)

Net realized gain on investments                                       (1.357)       (0.485)           -            -      (0.067)
                                                                      _______       _______      _______      _______     _______

Total dividends and distributions                                      (1.623)       (0.525)      (0.123)      (0.137)     (0.210)
                                                                      _______       _______      _______      _______     _______


Net asset value, end of period                                        $13.310       $11.700      $10.840       $8.730      $6.260
                                                                      _______       _______      _______      _______     _______

Total return (2)                                                       31.24%        13.28%       25.91%       42.62%     (13.03%)


Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $5,193        $4,576         $667         $300      $3,114
Ratio of expenses to average net assets                                 1.34%         1.64%        1.25%        1.25%       1.25%
Ratio of expenses to average net assets
     prior to expense limitation                                        1.58%         1.83%        1.91%        1.80%       2.32%
Ratio of net investment income to average net assets                    1.18%         1.31%        1.89%        1.84%       2.28%
Ratio of net investment income to average net assets
     prior to expense limitation                                        0.94%         1.12%        1.23%        1.29%       1.21%
Portfolio turnover                                                       124%           51%          36%          59%         24%
___________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager.
    Performance would have been lower had the expense limitation not been in effect.


See accompanying notes


                                                              (continues)     45

Notes to financial statements


Delaware International Funds

November 30, 2006


Delaware Group Global & International Funds (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware Global Value Fund (formerly Delaware International Small Cap Value Fund) (each, a "Fund" or collectively, the "Funds"). The Trust is an open-end investment company. Delaware International Value Equity and Delaware Global Value Funds are considered diversified under the Investment Company Act of 1940, as amended, (the "1940 Act). Delaware Emerging Markets Fund is considered to be non-diversified under the 1940 Act. Each Fund offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P.
(DDLP) paid a financial advisor commission on the purchase of these shares. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. As of November 30, 2006, Delaware Emerging Markets Fund and Delaware Global Value Fund have not commenced sales of the Class R shares.

The investment objective of Delaware International Value Equity Fund is to seek long-term growth without undue risk to principal.

The investment objective of Delaware Emerging Markets Fund is to seek long-term capital appreciation.

The investment objective of Delaware Global Value Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Fund is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral is valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, Fair Value Measurements, (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provisions for federal income taxes have been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although each Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on each Fund's financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments(R) Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Fund's understanding of the applicable country's tax rules and rates. Each Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                                              Delaware International      Delaware Emerging        Delaware Global
                                                                Value Equity Fund            Markets Fund            Value Fund
                                                             ________________________   ______________________   ___________________

On the first $500 million                                               0.85%                    1.25%                  0.85%
On the next $500 million                                                0.80%                    1.20%                  0.80%
On the next $1.5 billion                                                0.75%                    1.15%                  0.75%
In excess of $2.5 billion                                               0.70%                    1.10%                  0.70%

On December 15, 2005, the Delaware Global Value Fund's Board of Trustees approved changes to the Fund's investment strategy. In connection with the investment strategy changes, Delaware Global Value Fund's maximum annual investment advisory fee was reduced from 1.25% to 0.85%. These changes became effective March 30, 2006.

Prior to September 25, 2006, Mondrian Investment Partners Limited ("Mondrian"), formerly known as Delaware International Advisors, Inc., served as sub-advisor to the Delaware Emerging Markets Fund; however, beginning on September 25, 2006, Delaware Management Company became responsible for the day-to-day management of the Fund. For its services to the Fund during the last fiscal year, Delaware Management Company paid Mondrian sub-advisory fees at an annual rate of 0.30% of average daily net assets.

Prior to May 1, 2006, Mondrian served as sub-advisor to the Delaware International Value Equity Fund; however, beginning on May 1, 2006, Delaware Management Company became responsible for day-to-day management of the Fund. For its services to the Fund through April 30, 2006, the manager paid Mondrian sub-advisory fees at an annual rate of 0.20% of average daily net assets.

Prior to March 30, 2006, Mondrian served as sub-advisor to the Delaware Global Value Fund; however, beginning on March 30, 2006, Delaware Management Company became responsible for day-to-day management of the Fund. For its services to the Fund through March 29, 2006, the manager paid Mondrian sub-advisory fees at an annual rate of 0.20% of average daily net assets.


                                                              (continues)     47

Notes to financial statements


Delaware International Funds


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

DMC has contractually agreed to waive that portion, if any, of its management fees and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs, and extraordinary expenses, do not exceed specified percentages of average daily net assets as shown below.

                                                             Delaware International              Delaware Global
Previous  limit                                                 Value Equity Fund                  Value Fund
_______________                                              ______________________              ________________

The operating expense limitation as a percentage
     of average daily net assets (per annum)                              -                           1.68%
Expiration date                                                           -                         3/31/06

Current  limit
_______________

Effective date                                                       5/1/06                          4/1/06
The operating expense limitation as a percentage
     of average daily net assets (per annum)                          1.10%                           1.20%
Expiration date                                                     4/30/07                         3/31/07

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Funds pay DSC a monthly fee computed at the annual rate of 0.04% of each Fund's average daily net assets for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. DDLP has contracted to waive distribution and service fees through March 31, 2007 in order to prevent distribution and service fees of Class A shares of the Delaware Emerging Markets Fund and Delaware Global Value Fund from exceeding 0.25% of the average daily net assets. DDLP has contracted to limit distribution and service fees for Delaware International Value Equity Fund through March 31, 2007 for Class R shares to no more than 0.50% of average daily net assets. Institutional Class shares pay no distribution and service expenses.

At November 30, 2006, the Funds had liabilities payable to affiliates as follows:

                                                              Delaware International      Delaware Emerging        Delaware Global
                                                                Value Equity Fund            Markets Fund            Value Fund
                                                             ________________________   ______________________   ___________________

Investment management fee payable to DMC                             $651,531                 $859,340                $21,241
Dividend disbursing, transfer agent, accounting and
     administration fees and other expenses payable to DSC            165,299                  199,424                 15,314
Distribution fees payable to DDLP                                     266,681                  284,198                 26,586
Other expenses payable to DMC and affiliates *                         24,028                   19,907                  9,739

*   DMC, as part of its administrative services, pays operating expenses on behalf of the Funds and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Funds bear the cost of certain legal and tax services, including internal legal and tax services provided to the Funds by DMC and/or its affiliates' employees. For the year ended November 30, 2006, the Funds were charged for internal legal and tax services provided by DMC and/or its affiliates' employees as follows:

                                                              Delaware International      Delaware Emerging        Delaware Global
                                                                Value Equity Fund            Markets Fund             Value Fund
                                                             ________________________   ______________________   ___________________

                                                                      $48,292                  $55,014                 $2,100

For the year ended November 30, 2006, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                                              Delaware International     Delaware Emerging        Delaware Global
                                                                Value Equity Fund           Markets Fund             Value Fund
                                                             ________________________   ______________________   ___________________

                                                                     $117,055                  $42,176                $36,431

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

For the year ended November 30, 2006, DDLP received gross contingent deferred sales charge commissions on redemption of each Fund's Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

                                                              Delaware International     Delaware Emerging        Delaware Global
                                                                Value Equity Fund           Markets Fund             Value Fund
                                                             ________________________   ______________________   ___________________

Class A                                                               $   432                  $94,220                $    13
Class B                                                                42,112                   59,038                 10,205
Class C                                                                27,166                   59,897                  1,979

Trustees' Fees and Benefits include expenses accrued by the Funds for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is determined based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees of the Funds unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Funds are as follows:

                                                              Delaware International     Delaware Emerging        Delaware Global
                                                                Value Equity Fund           Markets Fund             Value Fund
                                                             ________________________   ______________________   ___________________

                                                                     $129,010                 $126,996                 $6,205

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. Investments

For the year ended November 30, 2006, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                                              Delaware International     Delaware Emerging        Delaware Global
                                                                Value Equity Fund           Markets Fund             Value Fund
                                                             ________________________   ______________________   ___________________

Purchases                                                          $1,291,749,647          $  547,096,207           $71,097,678
Sales                                                               1,353,419,750           1,133,710,495            52,765,148

At November 30, 2006, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund was as follows:

                                                              Delaware International     Delaware Emerging        Delaware Global
                                                                Value Equity Fund           Markets Fund             Value Fund
                                                             ________________________   ______________________   ___________________

Cost of investments                                               $1,095,425,478             $681,794,483           $59,352,230
                                                                  ______________             ____________           ___________

Aggregate unrealized appreciation                                 $   89,890,474             $191,797,424           $ 5,033,845
Aggregate unrealized depreciation                                    (41,914,420)             (13,240,466)             (563,866)
                                                                  ______________             ____________           ___________

Net unrealized appreciation                                       $   47,976,054             $178,556,958           $ 4,469,979
                                                                  ______________             ____________           ___________

4. Dividends and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sale of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2006 and 2005 was as follows:

                                                                    Ordinary                   Long-Term
                                                                     Income                   Capital Gain              Total
                                                             ________________________   ______________________   ___________________

Year ended November 30, 2006:

Delaware International Value Equity Fund                           $67,273,600               $254,957,525           $322,231,125
Delaware Emerging Markets Fund                                      44,864,195                 35,958,546             80,822,741
Delaware Global Value Fund                                             863,330                  3,876,587              4,739,917

                                                                    Ordinary                   Long-Term
                                                                     Income                   Capital Gain              Total
                                                             ________________________   ______________________   ___________________

Year ended November 30, 2005:

Delaware International Value Equity Fund                            $2,404,894                 $5,401,788             $7,806,682
Delaware Emerging Markets Fund                                       5,644,409                  6,139,352             11,783,761
Delaware Global Value Fund                                              27,403                  1,289,830              1,317,233


                                                              (continues)     49

Notes to financial statements


Delaware International Funds


5. Components of Net Assets on a Tax Basis

As of November 30, 2006, the components of net assets on a tax basis were as follows:

                                                              Delaware International     Delaware Emerging        Delaware Global
                                                                Value Equity Fund           Markets Fund             Value Fund
                                                             ________________________   ______________________   ___________________

Shares of beneficial interest                                      $ 907,705,882             $461,042,310           $50,287,773
Undistributed ordinary income                                         10,425,312               56,271,709             3,119,093
Undistributed long-term capital gain                                  50,646,365              171,554,862             8,723,299
Unrealized appreciation of
     investments and foreign currencies                               48,078,961              178,642,724             4,477,462
                                                                  ______________             ____________           ___________

Net assets                                                        $1,016,856,520             $867,511,605           $66,607,627
                                                                  ______________             ____________           ___________


The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of forward foreign currency contracts and tax treatment of unrealized gain on investments in passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and non-deductible taxes. Additionally, certain reported distributions have been reclassified to conform with their character for tax purposes. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2006, the Funds recorded the following reclassifications:

                                                              Delaware International     Delaware Emerging        Delaware Global
                                                                Value Equity Fund            Markets Fund            Value Fund
                                                             ________________________   ______________________   ___________________

Paid-in capital                                                   $   (62,792)              $        -               $     -
Undistributed net investment income                                (9,116,922)              (1,585,877)               10,424
Accumulated net realized gain (loss)                                9,179,714                1,585,877               (10,424)

6. Capital Shares

Transactions in capital shares were as follows:

                                                     Delaware International        Delaware Emerging            Delaware Global
                                                        Value Equity Fund             Markets Fund                 Value Fund
                                                    ________________________    ________________________    ________________________

                                                          Year Ended                   Year Ended                  Year Ended

                                                     11/30/06      11/30/05      11/30/06      11/30/05      11/30/06      11/30/05

Shares sold:
     Class A                                         9,001,858    12,147,953     4,353,134    36,173,260     2,146,058      924,305
     Class B                                           487,932       598,282       104,412     1,269,234       327,156      268,595
     Class C                                         2,497,240     3,409,361       825,012     9,815,478       816,056      253,620
     Class R                                           166,209       103,644             -             -             -            -
     Institutional Class                            11,323,137     9,655,870     5,426,636    12,518,641       271,683      468,122

Shares issued upon reinvestment of dividends
     and distributions:
     Class A                                         9,400,772       224,429     2,362,210       441,468       214,210       65,866
     Class B                                           740,180        19,856       115,089        28,753        32,936       25,742
     Class C                                         2,659,071        37,105       677,652       104,289        75,898       18,092
     Class R                                            42,548         1,076             -             -             -            -
     Institutional Class                             6,559,309       102,088       873,760       144,514        11,206          263
                                                    __________    __________    __________    __________    __________    __________

                                                    42,878,256    26,299,664    14,737,905    60,495,637     3,895,203    2,024,605
                                                    __________    __________    __________    __________    __________    __________

Shares repurchased:
     Class A                                       (14,703,954)   (5,433,402)  (22,025,935)  (10,684,486)   (1,381,297)    (757,407)
     Class B                                          (837,349)     (885,497)     (466,071)     (351,496)      (92,512)    (612,909)
     Class C                                        (2,967,382)     (798,949)   (4,732,411)   (1,409,999)     (104,868)    (123,074)
     Class R                                           (93,196)      (28,177)            -             -             -            -
     Institutional Class                           (11,001,143)   (5,420,703)  (15,194,636)   (2,850,450)     (283,823)    (138,738)
                                                    __________    __________    __________    __________    __________    __________

                                                   (29,603,024)  (12,566,728)  (42,419,053)  (15,296,431)   (1,862,500)  (1,632,128)
                                                    __________    __________    __________    __________    __________    __________

Net increase (decrease)                             13,275,232    13,732,936   (27,681,148)   45,199,206     2,032,703      392,477
                                                    __________    __________    __________    __________    __________    __________


For the years ended November 30, 2006 and 2005, the following shares were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables above and the Statements of Changes in Net Assets.




                                                                   Year Ended                               Year Ended
                                                                    11/30/06                                 11/30/05

                                                      Class B       Class A                     Class B       Class A
                                                      Shares        Shares         Value        Shares        Shares         Value
                                                    __________    __________    __________    __________    __________    __________

Delaware International Value Equity Fund              249,637       246,490     $3,932,166      280,737       278,179     $4,876,931
Delaware Emerging Markets Fund                         63,414        62,261      1,142,552       60,885        59,847      1,004,869
Delaware Global Value Fund                             17,391        17,206        203,768       30,812        30,561        350,461

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of November 30, 2006, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

9. Securities Lending

The Delaware International Value Equity Fund, along with other funds in the Delaware Investments(R) Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2006, the market value of securities on loan for Delaware International Value Equity Fund was $133,027,862, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral".


                                                              (continues)     51

Notes to financial statements


Delaware International Funds


10. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

With the exception of the Delaware International Value Equity Fund, each Fund may invest up to 15% of its net assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended and other securities which may not be readily marketable. The Delaware International Value Equity Fund may invest up to 10% in such securities. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds' Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds' limitation on investments in illiquid assets. At November 30, 2006, no securities have been determined to be illiquid securities under each Fund's Liquidity Procedures. Rule 144A securities have been identified on the Statements of Net Assets.

11. Tax Information (Unaudited)

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2006, each Fund designates distributions paid during the year as follows:



                                                               (A)                     (B)
                                                            Long-Term               Ordinary
                                                          Capital Gains              Income                   Total
                                                          Distributions           Distributions *         Distributions
                                                           (Tax Basis)             (Tax Basis)             (Tax Basis)
                                                        _________________       _________________       _________________

Delaware International Value Equity Fund                       79%                     21%                    100%
Delaware Emerging Markets Fund                                 44%                     56%                    100%
Delaware Global Value Fund                                     82%                     18%                    100%

(A) and (B) are based on a percentage of each Fund's total distributions.

(C) is based on a percentage of each Fund's ordinary income distributions.

* For the fiscal year ended November 30, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the following amounts to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.
  The amounts were as follows:


                                                                Delaware International      Delaware Emerging       Delaware Global
                                                                   Value Equity Fund           Markets Fund           Value Fund
                                                                ______________________      _________________       _______________

                                                                     $67,273,600               $44,864,195             $863,330

The Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware Global Value Fund intend to pass through foreign tax credits in the maximum amount of $1,591,047, $3,347,521 and $24,267, respectively. The gross foreign source income earned during the fiscal year 2006 by the Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware Global Value Fund was $36,853,680, $55,778,857, and $673,484. Complete
information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Report of independent registered public accounting firm


To the Shareholders and Board of Trustees Delaware Group Global & International Funds

We have audited the accompanying statements of net assets and statements of assets and liabilities of Delaware Group Global & International Funds (comprising the Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware Global Value Fund (the "Funds") as of November 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Delaware Group Global & International Funds at November 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.



                                                          /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
January 16, 2007

Board of trustees/directors and officers addendum


Delaware Investments(R) Family of Funds


A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)     Chairman,      Chairman and Trustee      Patrick P. Coyne has served in      83                None
2005 Market Street        President,     since August 16, 2006      various executive capacities
 Philadelphia, PA      Chief Executive                                  at different times at
      19103             Officer, and          President and           Delaware Investments. (2)
                           Trustee       Chief Executive Officer
  April 14, 1963                          since August 1, 2006
____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

Thomas L. Bennett          Trustee               Since                Private Investor -               83                None
2005 Market Street                             March 2005            (March 2004-Present)
 Philadelphia, PA
      19103                                                          Investment Manager -
                                                                     Morgan Stanley & Co.
 October 4, 1947                                                  (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

    John A. Fry            Trustee               Since                      President -                83             Director -
 2005 Market Street                           January 2001          Franklin & Marshall College                    Community Health
  Philadelphia, PA                                                      (June 2002-Present)                            Systems
       19103
                                                                    Executive Vice President -                         Director -
    May 28, 1960                                                   University of Pennsylvania                       Allied Barton
                                                                     (April 1995-June 2002)                       Security Holdings
____________________________________________________________________________________________________________________________________

  Anthony D. Knerr         Trustee               Since           Founder and Managing Director -       83                None
 2005 Market Street                            April 1990           Anthony Knerr & Associates
  Philadelphia, PA                                                    (Strategic Consulting)
       19103                                                              (1990-Present)

  December 7, 1938
____________________________________________________________________________________________________________________________________

 Lucinda S. Landreth       Trustee               Since              Chief Investment Officer -         83                None
 2005 Market Street                           March 2005                 Assurant, Inc.
  Philadelphia, PA                                                        (Insurance)
       19103                                                              (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

     Ann R. Leven          Trustee               Since                      Consultant                 83           Director and
 2005 Market Street                         September 1989                ARL Associates                           Audit Committee
  Philadelphia, PA                                                    (Financial Planning)                        Chairperson - Andy
       19103                                                             (1983-Present)                           Warhol Foundation

  November 1, 1940                                                                                                Director and Audit
                                                                                                                  Committee Member -
                                                                                                                    Systemax, Inc.
____________________________________________________________________________________________________________________________________

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Independent Trustees (continued)
____________________________________________________________________________________________________________________________________

Thomas F. Madison          Trustee               Since                 President and Chief             83             Director -
2005 Market Street                              May 1997               Executive Officer -                          Banner Health
 Philadelphia, PA                                                      MLM Partners, Inc.
      19103                                                        (Small Business Investing                          Director -
                                                                         and Consulting)                          CenterPoint Energy
February 25, 1936                                                    (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                        Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans          Trustee               Since                    Vice President               83                None
2005 Market Street                             April 1999             (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
      19103                                                           (January 2006-Present)
                                                                          3M Corporation
  July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

J. Richard Zecher          Trustee               Since                        Founder -                83         Director and Audit
2005 Market Street                             March 2005               Investor Analytics                        Committee Member -
 Philadelphia, PA                                                        (Risk Management)                        Investor Analytics
      19103                                                             (May 1999-Present)
                                                                                                                  Director and Audit
  July 3, 1940                                                                Founder -                           Committee Member -
                                                                      Sutton Asset Management                        Oxigene, Inc.
                                                                           (Hedge Fund)
                                                                      (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

   David F. Connor     Vice President,    Vice President since     David F. Connor has served as       83                None (3)
 2005 Market Street    Deputy General      September 21, 2000        Vice President and Deputy
  Philadelphia, PA         Counsel,           and Secretary             General Counsel of
        19103           and Secretary             since                Delaware Investments
                                               October 2005                since 2000.

  December 2, 1963
____________________________________________________________________________________________________________________________________

  David P. O'Connor      Senior Vice      Senior Vice President, David P. O'Connor has served in       83                None (3)
 2005 Market Street       President,       General Counsel, and    various executive and legal
  Philadelphia, PA     General Counsel,     Chief Legal Officer   capacities at different times
       19103              and Chief               since              at Delaware Investments.
                        Legal Officer           October 2005

  February 21, 1966
____________________________________________________________________________________________________________________________________

  John J. O'Connor         Senior               Treasurer         John J. O'Connor has served in       83                None (3)
 2005 Market Street     Vice President            since             various executive capacities
  Philadelphia, PA      and Treasurer         February 2005             at different times at
       19103                                                             Delaware Investments.

   June 16, 1957
____________________________________________________________________________________________________________________________________

    Richard Salus          Senior            Chief Financial        Richard Salus has served in        83                None (3)
 2005 Market Street     Vice President        Officer since         various executive capacities
 Philadelphia, PA            and             November 1, 2006           at different times at
       19103           Chief Financial                                   Delaware Investments.
                           Officer

  October 4, 1963
____________________________________________________________________________________________________________________________________

(1) Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s')
    investment advisor, principal underwriter, and its transfer agent.

(3) David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
    John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization


This annual report is for the information of Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware International Value Equity Fund, Delaware Emerging Markets Fund, Delaware Global Value Fund, and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of trustees

Patrick P. Coyne

Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven

Consultant
ARL Associates
New York, NY

Thomas F. Madison

President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ


Affiliated officers

David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA


Contact information

Investment manager

Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial
institutions representatives only

800 362-7500

Web site

www.delawareinvestments.com



Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on each Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

Get shareholder reports and prospectuses online instead of in the mail.


> Visit www.delawareinvestments.com/edelivery

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Manage your investments online!

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o Less mail clutter - Get instant access to your fund materials online with
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Register for Account Access today! Please visit us at
www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.




[DELAWARE INVESTMENTS LOGO]










(1218)                                                      Printed in the USA
AR-034 [11/06] CGI 1/07                                  MF-06-12-014  PO11492

Item 2.  Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

     The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

     Thomas L. Bennett (1)
     Thomas F. Madison
     Janet L. Yeomans (1)
     J. Richard Zecher

Item 4.  Principal Accountant Fees and Services

     (a) Audit fees.
         __________

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $109,700 for the fiscal year ended November 30, 2006.


____________________

(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $82,200 for the fiscal year ended November 30, 2005.

     (b) Audit-related fees.
         __________________

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2006.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,700 for the registrant's fiscal year ended November 30, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures report to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2005.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $159,700 for the registrant's fiscal year ended November 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

     (c) Tax fees.
         ________

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $21,600 for the fiscal year ended November 30, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2006.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $16,200 for the fiscal year ended November 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2005.

     (d) All other fees.
         ______________

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2006.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2005.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2005.

     (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.



______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

Audit Services
______________________________________________________________________________________________________________________

Statutory audits or financial audits for new Funds                                 up to $25,000 per Fund
______________________________________________________________________________________________________________________

Services associated with SEC registration statements (e.g., Form N-1A, Form
N-14, etc.), periodic reports and other documents filed with the SEC or other
documents issued in connection with securities offerings (e.g., comfort letters    up to $10,000 per Fund
for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
______________________________________________________________________________________________________________________

Audit-Related Services
______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
______________________________________________________________________________________________________________________

Tax Services
______________________________________________________________________________________________________________________

U.S. federal, state and local and international tax planning and advice (e.g.,
consulting on statutory, regulatory or administrative developments, evaluation     up to $25,000 in the aggregate
of Funds' tax compliance function, etc.)
______________________________________________________________________________________________________________________

U.S. federal, state and local tax compliance (e.g., excise distribution reviews,   up to $5,000 per Fund
etc.)
______________________________________________________________________________________________________________________

Review of federal, state, local and international income, franchise and other      up to $5,000 per Fund
tax returns
______________________________________________________________________________________________________________________


     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.


______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

Non-Audit Services
______________________________________________________________________________________________________________________

Services associated with periodic reports and other documents filed with the SEC   up to $10,000 in the aggregate
and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________


     The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $280,820 and $347,260 for the registrant's fiscal years ended November 30, 2006 and November 30, 2005, respectively.

     (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6.  Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11.  Controls and Procedures

     (a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     (b) Management has made changes that have materially affected, or are reasonably likely to materially affect, registrant's internal controls over financial reporting. To seek to increase the controls' effectiveness, these changes provide for enhanced review of contracts relating to complex trnsactions and the applicability of generally accepted accounting principles to such transactions, including enhanced consultation with registrant's independent public accountants in connection with such reviews.

     Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Item 12. Exhibits

(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


Name of Registrant: Delaware Group Global & International Funds


PATRICK P. COYNE
________________________________

By:     Patrick P. Coyne
Title:  Chief Executive Officer
Date:   February 6, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


PATRICK P. COYNE
________________________________

By:     Patrick P. Coyne
Title:  Chief Executive Officer
Date:   February 6, 2007


RICHARD SALUS
________________________________

By:     Richard Salus
Title:  Chief Financial Officer
Date:   February 6, 2007